SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

AXA PREMIER VIP TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

PETER D. NORIS

The Equitable Life Assurance Society of the United States

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ.	ARTHUR J. BROWN, ESQ.
The Equitable Life Assurance Society	Kirkpatrick & Lockhart LLP
of the United States	1800 Massachusetts Ave., NW,
1290 Avenue of the Americas	2nd Floor
New York, New York 10104	Washington, DC 20036

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on April 8, 2004 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered:    Class A and Class B shares of beneficial interest in the series of the Registrant designated AXA Premier VIP Technology Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-10509 and 333-70754).

AXA PREMIER VIP TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

The Equitable Life Assurance Society of the United States

1290 Avenue of the Americas

New York, NY 10104

April 9, 2004

Dear Equitable Client:

The net premiums or contributions you paid under your variable life insurance policy or variable annuity contract or certificate (“Contract”) issued by The Equitable Life Assurance Society of the United States (“Equitable”) have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable (“Separate Accounts”). The Separate Account divisions invest in corresponding Portfolios of the EQ Advisors Trust (“EQ Trust”). As an owner of a Contract (“Contractowner”) with premiums or contributions allocated to the EQ/Technology Portfolio (“EQ Technology Portfolio”), you are entitled to instruct Equitable as the shareholder of record of the shares issued by the EQ Technology Portfolio that are held in investment divisions of each Separate Account, as to how it should vote on the proposal to be considered at a Special Meeting of Shareholders of the EQ Technology Portfolio of the EQ Trust (“Special Meeting”).

Contractowners of the EQ Technology Portfolio will be asked to provide voting instructions on a merger between that Portfolio and the AXA Premier VIP Technology Portfolio, a series of the AXA Premier VIP Trust.

Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners will be voted by Equitable for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

It is very important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then, sign, date and mail it in the accompanying envelope. No postage is required if you mail your voting instruction card in the United States. Your prompt response will help avoid the unnecessary expense of a further solicitation of voting instructions. You also may provide voting instructions by phone at 866-235-4258, by fax at 888-796-9932, or by Internet at our website at https://vote.proxy-direct.com.

Thank you for participating in this important process.

Sincerely,

Peter D. Noris

Executive Vice President and

Chief Investment Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND

GIVE VOTING INSTRUCTIONS ON THE PROPOSAL

Q.	WHAT AM I BEING ASKED TO APPROVE?

A.	Your Equitable variable contract allows you to allocate money among a variety of investment options. Most of these options invest in corresponding portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the “Trusts”). Contractowners with amounts allocated to the EQ/Technology Portfolio, a portfolio of the EQ Advisors Trust, are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the merger of that portfolio into the AXA Premier VIP Technology Portfolio, a portfolio of the AXA Premier VIP Trust. Under the Reorganization Plan, the AXA Premier VIP Technology Portfolio will acquire all of the assets of the EQ/Technology Portfolio in exchange for shares of the AXA Premier VIP Technology Portfolio and the assumption of the EQ/Technology Portfolio’s liabilities.

Q.	WHY ARE THESE PORTFOLIOS BEING MERGED?

A.	Equitable, as the investment manager to the Trusts, monitors the performance and management of the portfolios and management by the Trusts’ investment sub-advisers (“Advisers”). At times, this process may lead Equitable, subject to the approval of the relevant Board of Trustees, to replace an Adviser or to initiate other portfolio restructuring activities that it believes will benefit both existing and prospective contractowners.

In response to changes in key portfolio management personnel, Equitable, with the approval of the Board of Trustees of EQ Advisors Trust, replaced Alliance Capital Management L.P. as Adviser to the EQ/Technology Portfolio (formerly known as the EQ/Alliance Technology Portfolio) in December 2003. At that time, the portfolio was converted from a single Adviser portfolio to a multiple Adviser portfolio with the appointment of three new Advisers. Alliance Capital also was replaced as one of the Advisers to the AXA Premier VIP Technology Portfolio. Today, both portfolios are managed by the same Advisers. As a result of these Adviser changes, both portfolios are now aligned under the same portfolio management teams and operate with substantially similar objectives, policies and strategies. Equitable and the Board of Trustees of EQ Advisors Trust believes that the merger is in the best interests of contractowners because it would combine duplicate portfolios, which is expected to (1) facilitate the marketing and sale of shares of the combined Portfolio, which potentially could result in greater cash flow and growth in assets, (2) provide greater opportunities for the combined Portfolio to diversify its investments, and (3) enable the combined Portfolio to realize economies of scale by making its operations more efficient.

Q.	WHO IS CURRENTLY MANAGING THESE PORTFOLIOS?

A.	Both portfolios currently are managed by the following Advisers:

RCM Capital Management LLC (formerly Dresdner RCM Global Investors, LLC). Walter Price and Huachen Chen are responsible for managing the portions of the EQ/Technology Portfolio and AXA Premier VIP Technology Portfolio allocated to RCM.

Firsthand Capital Management, Inc. Kevin Landis is responsible for managing the portions of the EQ/Technology Portfolio and AXA Premier VIP Technology Portfolio allocated to Firsthand.

Wellington Management Company, LLP. A team of senior investment professionals at Wellington Management is responsible for managing the portions of the EQ/Technology Portfolio and AXA Premier VIP Technology Portfolio allocated to Wellington Management.

Q.	HOW DOES THE PERFORMANCE OF THE TWO PORTFOLIOS COMPARE TO ONE ANOTHER?

A.	The following table compares the average annual total returns of each class of shares of the EQ/Technology Portfolio and the AXA Premier VIP Technology Portfolio to a broad-based index for the periods indicated. As a result of the recent Adviser changes and the resulting similarity in the management of the portfolios, it is not expected that the performance of the portfolios would be materially different if the merger does not occur. The table assumes reinvestment of dividends and distributions. The performance shown below does not reflect any insurance-related fees and expenses that are imposed under variable life and variable annuity contracts. If such fees and expenses were reflected, the results would be lower. Of course, past performance is not a guarantee of future results.

Annualized Returns as of 12/31/03*

Portfolio	EQ/Technology			AXA Premier VIP Technology

	1 Yr	3 Yrs	Since Incept 5/1/00	1 Yr	3 Yrs	Since Incept 12/31/01

Class A Shares* Class B Shares*	43.85 43.48	(13.45) (13.68)	(20.40) (20.60)	58.24 57.64	N/A N/A	(4.61) (4.88)

Russell 1000 Technology Index	48.88	(13.65)	(22.66)	48.88	N/A	(4.32)
*	Refer to your prospectus to see which class of shares applies under your contract.

Q.	ARE THERE DIFFERENT FEES ASSOCIATED WITH EACH PORTFOLIO?

A.

Yes. The total annual operating expense ratio of each class of shares of the AXA Premier VIP Technology Portfolio (before and after fee waivers and expense reimbursements) is higher than that of the corresponding class of shares of the EQ/Technology Portfolio, as is the pro forma expense ratio of each class of shares of the combined Portfolio. The higher expense ratios are due primarily to the higher management and administration fees that Equitable receives as the investment manager and administrator to the AXA Premier VIP Technology Portfolio and to the higher expense caps in effect for that Portfolio. It is estimated that the total annualized operating expenses of the Class A and Class B shares of the AXA Premier VIP Technology Portfolio after the proposed merger will be 1.60% and 1.85% of average net assets, respectively. Please refer to page 6 of the Proxy Statement/Prospectus for more information on the current fees and expenses of the two portfolios and the estimated pro forma fees and expenses of the AXA Premier VIP Technology Portfolio. Please keep in mind that these fees do not reflect any insurance-related fees and expenses that are imposed under your Contract. If such fees and expenses were reflected, the total expense ratios would be higher.

Q.	WHY DO THE PORTFOLIOS HAVE DIFFERENT FEES?

A.	For all of the Trusts’ portfolios, Equitable provides a variety of management and administrative services in overseeing the daily management and operations of the portfolios. These services include the selection and ongoing monitoring of Advisers and the daily oversight of compliance and accounting procedures. In a portfolio with multiple Advisers, the scope of these services extends to several Advisers. As you would expect, this increases Equitable’s costs of managing and administering the portfolio, which in turn, is reflected in the expenses of the portfolio. Equitable believes that the higher management and administration fees and the higher expense caps in effect for the AXA Premier VIP Technology Portfolio are consistent with the higher costs and greater complexity associated with managing and administering a multiple Adviser portfolio and are consistent with the fees charged to, and expense cap arrangement of, other multiple Adviser portfolios with similar investment objectives and policies.

The recent conversion of the EQ/Technology Portfolio from a single Adviser to a multiple Adviser portfolio was not accompanied by a corresponding increase in the management or administration fee or in the expense cap for the Portfolio, notwithstanding Equitable’s materially increased cost of managing and administering that Portfolio. However, if the merger of the portfolios does not occur, Equitable anticipates proposing an increase in the management and administration fees and the expense cap for the EQ/Technology Portfolio, as compensation for the increased costs of managing and administering this portfolio in its new multiple Adviser format.

Q.	WHAT IS AN EXPENSE LIMITATION AGREEMENT?

A.

To reduce costs typically associated with newer funds that have not yet grown their assets to realize certain economies of scale, many investment managers will waive a portion of a fund’s total operating expenses that would otherwise be borne by shareholders. Equitable has adopted such a practice through an Expense Limitation Agreement. This agreement effectively puts a “cap” on the total annual operating expenses of selected portfolios so they do not exceed certain limits. The Expense Limitation Agreement for the AXA Premier VIP Technology

Portfolio, before and after the merger takes place, limits that portfolio’s total annual operating expenses to 1.60% and 1.85%, respectively, for Class A and Class B shares. The current agreement expires on April 30, 2005, but may be renewed at the discretion of Equitable and the Board of Trustees. The Expense Limitation Agreement for the EQ/Technology Portfolio limits that portfolio’s total annual operating expenses to 0.90% and 1.15%, respectively, for Class IA and Class IB shares. This agreement expires on April 30, 2004 and has not been renewed. Equitable has voluntarily agreed to keep the current limits for this portfolio in effect. However, this arrangement is voluntary and may be terminated or modified at any time. If the merger is not approved, Equitable anticipates that it would seek a higher expense limit for the EQ/Technology Portfolio to reflect its higher costs in connection with the multiple Adviser structure.

Q.	WHAT IS THE DIFFERENCE BETWEEN “A” AND “B” SHARES?

A.	Each Trust’s portfolios offer two classes of shares that are designated as either Class IA or Class IB for the EQ Advisors Trust and Class A or Class B for the AXA Premier VIP Trust. The difference between the two classes of shares is that the total expense ratio of the “B Class” shares reflect the deduction of a 12b-1 fee (also referred to as a distribution fee), while the “A Class” shares do not. The class of shares in which your variable contract invests depends on the type of Equitable contract you own. You should refer to your contract prospectus to see what class of shares apply under your contract. This share class designation will not be affected by the merger. For example, Class IA shares of the EQ/Technology Portfolio will be converted into Class A shares of the AXA Premier VIP Technology Portfolio and Class IB Shares of EQ/Technology Portfolio will be converted into Class B shares of AXA Premier VIP Technology Portfolio.

Q.	HOW WILL THE MERGER IMPACT MY ACCOUNT VALUE?

A.	Your account value immediately after the merger will be the same as it was immediately before the merger. On the day of the merger, your account will be credited with new “units” of the AXA Premier VIP Technology Portfolio, which will have a value equal to the value of the units held in the EQ/Technology Portfolio.

Q.	WHAT DO I NEED TO DO BEFORE THE PROPOSED MERGER GOES INTO EFFECT?

A.	No action is required after you provide voting instructions. In fact, any elections you have on file for allocating your account value, contributions, premium payments and monthly deductions will remain unchanged unless you direct otherwise.

Q.	WHEN WILL THE MERGER TAKE PLACE?

A.	Pending shareholder approval, the merger will take place at the close of business on Friday, May 14, 2004. After that date, the EQ/Technology Portfolio will no longer be available for investment.

Q.	HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?

A.	Equitable, on behalf of the separate accounts that issued your variable contract, is the owner-of-record of shares held in the EQ Advisors Trust and AXA Premier VIP Trust. Equitable has passed the right to vote on this proposal through to you and will vote your shares according to your instructions. Equitable will vote 100% of the shares of the EQ/Technology Portfolio held on behalf of the separate accounts. If you do not give voting instructions, Equitable will vote your shares in the same proportion as it votes shares for which it has received instructions. The record date for determining the number of shares outstanding, and the contractowners entitled to give voting instructions, is March 12, 2004.

Q.	HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?

A.	We need an affirmative vote of a majority of the shares of the EQ/Technology Portfolio voted in person or by proxy at the shareholder meeting.

Q.	HOW DO I PROVIDE VOTING INSTRUCTIONS?

A.	You are cordially invited to attend a shareholder meeting which is scheduled for May 12, 2004. At that time, you may vote your shares in person. The meeting will be held at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, 15th Floor, New York, NY 10104. If you are not able to attend the meeting in person, you may vote in one of the following ways:

1)	You may provide voting instructions by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage-paid envelope; or

2)	You may provide voting instructions by phone at 866-235-4258, by fax at 888-796-9932 or, by Internet, at our website at https://vote.proxy-direct.com.

Q.	WILL I RECEIVE CONFIRMATION FOLLOWING THE MERGER?

A.	Yes. If you own shares of the EQ/Technology Portfolio on the date of the merger, you will receive a confirmation notice advising you that these shares have been converted to the AXA Premier VIP Technology Portfolio.

The preceding Q&A is designed to provide you with a brief summary of the proposed merger of the EQ/Technology Portfolio into the AXA Premier VIP Technology Portfolio. Please refer to the attached Proxy Statement/Prospectus, which contains more detailed information about this proposal. Please read it carefully before you vote.

EQ ADVISORS TRUST

Notice of Special Meeting of Shareholders of the

EQ/Technology Portfolio, A Series of EQ Advisors Trust,

Scheduled for May 12, 2004

A special meeting of the shareholders of the EQ/Technology Portfolio (“EQ Technology Portfolio”), a series of EQ Advisors Trust, is scheduled to be held on May 12, 2004 at 10:00 a.m., Eastern time, at 1290 Avenue of the Americas, New York, New York 10104 (“Special Meeting”). Owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable”) who have invested in shares of the EQ Technology Portfolio through the investment divisions of a separate account or accounts of Equitable (“Contractowners”) will be asked to provide Equitable with voting instructions on the following proposals:

1. Approval of an Agreement and Plan of Reorganization and Termination providing for the acquisition of all of the assets of the EQ Technology Portfolio by the AXA Premier VIP Technology Portfolio (“AXA Technology Portfolio”), a series of AXA Premier VIP Trust, in exchange solely for the assumption of all liabilities of the EQ Technology Portfolio by the AXA Technology Portfolio and shares of the AXA Technology Portfolio and the subsequent liquidation of the EQ Technology Portfolio; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

You should read both the Information Statement of Equitable and the Proxy Statement/Prospectus attached to this notice prior to completing your voting instruction card.

The record date for determining shareholders with amounts allocated to the EQ Technology Portfolio entitled to notice of and entitled to vote at the Special Meeting or any adjournment thereof has been fixed as the close of business on March 12, 2004.

It is important that you return your voting instruction card promptly. Contractowners should provide their voting instructions to Equitable as outlined at the end of the Proxy Statement/Prospectus so that their shares may be represented at the Special Meeting. Your prompt attention to the enclosed voting instruction card will help to avoid the expense of further solicitation.

By order of the Board of Trustees,

Patricia Louie

Vice President and Secretary

New York, New York

April 9, 2004

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF THE

SHAREHOLDERS OF THE

EQ/TECHNOLOGY PORTFOLIO, A SERIES OF EQ ADVISORS TRUST,

TO BE HELD ON MAY 12, 2004

DATED: APRIL 9, 2004

GENERAL

This Information Statement is furnished by The Equitable Life Assurance Society of the United States (“Equitable”), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts or certificates (“Contractowners”) who had net premiums or contributions allocated to the investment divisions of Equitable’s separate accounts (“Separate Accounts”) that are invested in shares of the EQ/Technology Portfolio (“EQ Technology Portfolio”), a separate series (“Portfolio”) of EQ Advisors Trust, a registered investment company (“EQ Trust”), as of March 12, 2004 (“Record Date”).

Equitable is required to offer Contractowners the opportunity to instruct Equitable, as the owner of all the shares of the EQ Technology Portfolio held by the Separate Accounts, as to how it should vote on the proposal to be considered at the Special Meeting of Shareholders of the EQ Technology Portfolio of the EQ Trust, referred to in the preceding Notice and at any adjournments (“Special Meeting”). The enclosed Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely information about the proposed merger of the EQ Technology Portfolio into the AXA Premier VIP Technology Portfolio (“AXA Technology Portfolio”), a series of AXA Premier VIP Trust, that a Contractowner should know before completing the enclosed voting instruction card.

Equitable is a wholly owned subsidiary of AXA Financial, Inc., itself a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractowners on or about April 9, 2004.

HOW TO INSTRUCT EQUITABLE

To instruct Equitable as to how to vote the shares of the EQ Technology Portfolio (“Shares”) held in the investment divisions of the Separate Accounts, Contractowners are asked to promptly mark their voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contractowners also may provide voting instructions by phone at 866-235-4258, by fax at 888-796-9932 or by Internet at our website at https://vote.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal.

The number of Shares held in the investment division of each Separate Account corresponding to the EQ Technology Portfolio for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s Account Value (minus any Contract indebtedness) allocable to that investment division of each Separate Account by (ii) the net asset value of one share of the EQ Technology Portfolio. At any time prior to Equitable’s voting at the Special Meeting, a Contractowner may revoke his or her voting instruction card with respect to that investment division by written notice, or proper telephone, fax or Internet instructions to the Secretary of the EQ Trust or by properly executing a later-dated voting instruction card, or properly providing later telephone, fax or Internet instructions.

HOW EQUITABLE WILL VOTE

Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for the proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or that are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

OTHER MATTERS

Equitable is not aware of any matters, other than the specified proposal, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Equitable or its subsidiaries as well as officers and agents of the EQ Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, personal interview or the Internet.

If the necessary quorum to transact business is not established or the vote required to approve or reject each proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions that have been voted in favor of a proposal and will vote against any such adjournment those voting instructions that have been voted against a proposal.

Patricia Louie, Vice President of Equitable

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 866-235-4258, by fax at 888-796-9932 or by Internet at our website at https://vote.proxy-direct.com.

COMBINED PROXY STATEMENT AND PROSPECTUS

OF AXA PREMIER VIP TECHNOLOGY PORTFOLIO, A SERIES OF

AXA PREMIER VIP TRUST, AND EQ/TECHNOLOGY PORTFOLIO,

A SERIES OF EQ ADVISORS TRUST

DATED: APRIL 9, 2004

SPECIAL MEETING OF SHAREHOLDERS OF THE

EQ/TECHNOLOGY PORTFOLIO, A SERIES OF

EQ ADVISORS TRUST

SCHEDULED FOR MAY 12, 2004

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
EQ/Technology Portfolio a series of: EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (888) 292-4492	AXA Premier VIP Technology Portfolio a series of: AXA Premier VIP Trust 1290 Avenue of the Americas New York, NY 10104 (866) 231-8585

AXA Premier VIP Trust (“AXA Trust”) and EQ Advisors Trust (“EQ Trust”), each an open-end investment management company, serve as investment vehicles for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable” or the “Shareholder”) and also may serve as the investment vehicle for Contracts issued by other affiliated and unaffiliated insurance companies. The net premiums and contributions paid under the Contracts have been allocated at the direction of the owners of the Contracts (“Contractowners”) to the investment divisions of a separate account or accounts of Equitable (“Separate Accounts”), which invests in shares of the corresponding series of the EQ Trust and/or the AXA Trust, as described in the prospectuses of the EQ Trust and the AXA Trust (together the “Trusts” and individually a “Trust”).

Contractowners with amounts allocated to the EQ/Technology Portfolio (“EQ Technology Portfolio” or the “Acquired Portfolio”), a series of the EQ Trust, are being provided the opportunity to provide voting instructions to Equitable as the shareholder of record of the shares issued by the EQ Technology Portfolio as to how it should vote on the proposal contained in this Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement/Prospectus is soliciting Contractowners with amounts allocated to the EQ Technology Portfolio to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) whereby the EQ Technology Portfolio will be merged into the AXA Premier VIP Technology Portfolio (“AXA Technology Portfolio” or the “Acquiring Portfolio”), a series of the AXA Trust. The EQ Technology Portfolio shares are divided into two classes, designated Class IA and Class IB shares (collectively, “Acquired Portfolio Shares”). The AXA Technology Portfolio shares also are divided into two classes, designated Class A and Class B shares (collectively, “Acquiring Portfolio Shares”). Each class of Acquiring Portfolio Shares is substantially similar to the corresponding class of Acquired Portfolio Shares (i.e., the Class IA shares of the EQ Trust are substantially similar to the Class A shares of the AXA Trust, and the Class IB shares of the EQ Trust are substantially similar to the Class B shares of the AXA Trust).

The merger (“Reorganization”) will work in the following manner:

•	The EQ Technology Portfolio will transfer its assets to the AXA Technology Portfolio, which will assume the EQ Technology Portfolio’s liabilities.

•	The AXA Technology Portfolio will issue the corresponding class of Acquiring Portfolio Shares that will be credited to the Shareholder and allocated to each Contractowner’s account in an amount equal to the value of the shares of his or her current Portfolio. The total value of your investment will not change as a result of the Reorganization.

•	You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

You are being asked to provide voting instructions concerning your approval of the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because Contractowners are being asked to provide voting instructions to the Shareholder regarding a transaction that will result in their indirectly holding shares of the AXA Technology Portfolio, this Proxy Statement also serves as a Prospectus for that Portfolio and provides information about that Portfolio that a prospective investor ought to know before investing.

This Proxy Statement/Prospectus is being mailed to Contractowners on or about April 9, 2004. It is being furnished on behalf of the Board of Trustees (“Board”) of the EQ Trust to the Shareholder for its use in obtaining instructions from Contractowners as to how to vote on the proposals to be considered at the Special Meeting of Shareholders of the EQ Technology Portfolio to be held at 1290 Avenue of the Americas, New York, New York 10104, on May 12, 2004 at 10:00 a.m., Eastern time, and at any adjournments thereof (“Special Meeting”). It is expected that the Shareholder will attend the Special Meeting in person or by proxy and will vote shares of the EQ Trust it holds in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the EQ Trust.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Portfolio that you should know before investing. The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

1. The Prospectus and Statement of Additional Information of the EQ Trust, each dated May 1, 2003, as supplemented File Nos. 333-17217 and 811-07953, which contain additional information about the EQ Technology Portfolio; and

2. The Statement of Additional Information of the AXA Trust relating to this Proxy Statement/Prospectus, dated April 9, 2004, which contains additional information about the Reorganization, including historical financial statements.

For a free copy of any of the above documents, please call 888-292-4492 or 866-231-8585 or write to the EQ Trust or the AXA Trust at 1290 Avenue of the Americas, New York, New York 10104.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust files certain reports and other information with the SEC. You can copy and review information about each Trust at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

TABLE OF CONTENTS

SUMMARY	1
The Proposed Reorganization	1
Comparison of Investment Objectives, Policies and Strategies	5
Expense Tables	6
Example of Portfolio Expenses	8
Performance Information	9
Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures	10
Tax Consequences of the Proposed Reorganization	10

COMPARISON OF PRINCIPAL RISK FACTORS	11

INFORMATION ABOUT THE REORGANIZATION	14
Terms of the Reorganization Plan	14
Description of the Securities to be Issued	15
Reasons for the Reorganization	16
Federal Income Tax Consequences of the Proposed Reorganization	19
Rights of Shareholders of the Portfolio	20
Capitalization	21

ADDITIONAL INFORMATION ABOUT EQUITABLE AND THE PORTFOLIOS	21
Information About Equitable	21
Information About the Advisers	22
Management and Administration Fees	23
Expense Limitation Agreement	23
Distribution Plan and Distributions	24
Purchase, Exchange and Redemption Procedures	24
How Assets are Valued	26
Tax Consequences of Buying, Selling and Holding Portfolio Shares	27

FINANCIAL HIGHLIGHTS	28

VOTING INFORMATION	30
Voting Rights	30
Solicitation of Voting Instructions	30
Adjournment	31
Other Matters	32

APPENDIX A: Form of Agreement and Plan of Reorganization and Termination	A-1

APPENDIX B: Management’s Discussion of the Performance of the AXA Technology Portfolio	B-1

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, which is attached hereto as Appendix A.

The Proposed Reorganization

The Reorganization Plan provides for:

•	the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio;

•	the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio;

•	the distribution to the Shareholder of shares of the Acquiring Portfolio; and

•	the complete termination of the Acquired Portfolio.

Subject to approval of the Contractowners, the Reorganization is expected to be effective upon the close of business on May 14, 2004, or on a later date the Trusts agree upon (“Closing”). As a result of the Reorganization, each Contractowner whose Contract values are invested in shares of the Acquired Portfolio would become an indirect owner of shares in the Acquiring Portfolio. Each such Contractowner indirectly would hold, immediately after the Closing, Class A or Class B shares of the Acquiring Portfolio, depending on the corresponding class of shares of the Acquired Portfolio that Contractowner indirectly owns, having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio indirectly held by that Contractowner as of the Closing.

In considering whether to approve the Reorganization Plan, you should note that:

Equitable (the “Manager”) serves as each Portfolio’s investment manager and allocates the Portfolio’s assets among the investment sub-advisers (“Advisers”) to each Portfolio. As the investment manager to the Trusts, Equitable monitors the performance and management of the Portfolios. At times, this process may lead Equitable, subject to the approval of the relevant Board of Trustees, to replace an Adviser or to initiate other portfolio restructuring activities that it believes will benefit both existing and prospective Contract owners.

In response to change in key portfolio management personnel, Equitable, with the approval of the Board of Trustees of the EQ Trust, replaced Alliance Capital Management, L.P. (“Alliance Capital”) as Adviser to the EQ Technology Portfolio (formerly the EQ/Alliance Technology Portfolio) on December 12, 2003. At that time, the Portfolio was converted to a multi-adviser portfolio with the appointment of three new Advisers. Alliance Capital also was replaced as one of the Advisers to the AXA Technology Portfolio. The same Advisers currently manage both Portfolios.

•	The Portfolios have substantially identical investment objectives, policies and risks, except as follows:

•	While each Portfolio has a policy that it will invest at least 80% of its assets in technology companies, the AXA Technology Portfolio must invest at least 80% of its assets in equity securities of such companies, while the EQ Technology Portfolio can invest in a broader range of securities of such companies, including debt securities. However, Equitable (the “Manager”) believes that this difference in the investment policies does not result normally in any material difference in the actual management of the Portfolios. As of December 31, 2003, the EQ Technology Portfolio and the AXA Technology Portfolio had invested 97.6% and 96.9% of their respective net assets in equity securities. As of December 31, 2002, these percentages were 94.4% and 95.9%, respectively. At both times, technology company equities made up almost all of those accounts.

•	The AXA Technology Portfolio is a non-diversified portfolio, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However, the Manager believes that this risk is limited for the AXA Technology Portfolio because its investments historically have been, and are expected to be, broadly diversified within the technology sector. In fact, since December 12, 2003, which is the date on which the sub-advisory arrangements for each Portfolio, as discussed above, were made the same, the actual portfolios, policies and strategies of the two Portfolios have been substantially similar. As of that date, the AXA Technology Portfolio and the EQ Technology Portfolio held 117 and 118 securities position. As of December 31, 2002, they held 114 and 53 securities positions, respectively. Neither of the Portfolios had over 5% of its assets in any one position as of either those dates.

•	The total annual expense ratio of each class of shares of the AXA Technology Portfolio currently is higher than that of the corresponding class of shares of the EQ Technology Portfolio, as is the pro forma expense ratio of each class of shares of the combined Portfolio.

—

The higher expense ratios are due primarily to the higher management and administration fees that the Manager receives from the AXA Technology Portfolio and to the higher expense caps in effect for that Portfolio. The AXA Technology Portfolio’s management fee is equal to an annual rate of 1.20% of that Portfolio’s average net assets, while the EQ

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Technology Portfolio’s management fee is equal to a maximum annual rate of 0.90% of that Portfolio’s average net assets. The AXA Technology Portfolio also pays an administration fee at an annual rate of 0.15% of that Portfolio’s total average net assets plus $35,000 and an additional $35,000 for each portion of the Portfolio allocated to a separate Adviser. The EQ Technology Portfolio pays its pro rata share of the administration fee charged to the EQ Trust, which is equal to an annual rate of 0.04% of the first $3 billion of total average daily net assets of the EQ Trust, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total average daily net assets of the EQ Trust in excess of $10 billion, plus $30,000 per Portfolio. In addition, the Manager has entered into an agreement with each Trust pursuant to which it has agreed to limit its management fee and to assume other expenses (“Expense Limitation Agreements”). Under these agreements, the total annual operating expenses of the Class IA and Class IB shares of the EQ Technology Portfolio will not exceed 0.90% and 1.15%, respectively, while the total annual operating expenses of the corresponding classes of shares of the AXA Technology Portfolio will not exceed 1.60% and 1.85%, respectively. The agreement with respect to the AXA Technology Portfolio will be in effect until April 30, 2005, while the agreement with respect to the EQ Technology Portfolio will be in effect only until April 30, 2004. The Manager has agreed to limit the total annual operating expenses of the EQ Technology Portfolio after April 30, 2004 at the levels currently in effect under the EQ Trust’s Expense Limitation Agreement, but this arrangement is voluntary and may be terminated or modified by the Manager at any time.

—	The Manager believes that the higher management and administration fees and the higher expense caps in effect for the AXA Technology Portfolio are consistent with the higher costs and greater complexity associated with managing and administering a multi-adviser portfolio such as the AXA Technology Portfolio and are consistent with the fees charged to, and expense cap arrangements of, other multi-adviser portfolios with similar investment objectives and policies. The EQ Technology Portfolio’s current management and administration fees and the expense cap arrangements reflect the Portfolio’s single Adviser structure that existed prior to December 12, 2003 when the Board of Trustees of the EQ Trust converted the Portfolio to a multi-adviser portfolio. When the change was made, the Manager did not propose an increase in the management and administration fees or in the expense caps in effect for the EQ Technology Portfolio. However, if the Reorganization does not occur, the Manager anticipates that it will seek higher management and administration fees and will implement a higher expense cap for that Portfolio.

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•	Equitable will benefit from the Reorganization in the following ways:

—	As noted above, the Manager receives higher management and administration fees for providing management and administration services to the AXA Technology Portfolio. As also noted above, however, the Manager believes that the higher management and administration fees for the AXA Technology Portfolio are consistent with the higher costs and greater complexity associated with managing and administering a multi-adviser portfolio such as the AXA Technology Portfolio and are consistent with similar fees charged to other multi-adviser portfolios with similar investment objectives and policies. In this connection, if the Reorganization does not occur, the Manager anticipates that it will seek higher management and administration fees for the EQ Technology Portfolio.

—	For the fiscal year ended December 31, 2003, the Manager waived a portion of its management fee for each Portfolio equal to 9 and 43 basis points for the EQ Technology Portfolio and AXA Technology Portfolio, respectively. Based on the projected asset level of the AXA Technology Portfolio following the Reorganization, the Manager anticipates that the total annual operating expense ratio of each class of shares of the Portfolio will be at the level of or below the expense cap. Thus, the Manager anticipates that it will not have to waive any of its fees or reimburse any of the Portfolio’s expenses following the Reorganization. As a result, the Manager will receive an effective management fee from the combined Portfolio that is higher than the fee it would receive from the individual Portfolios if the Reorganization does not occur.

—

Under the Expense Limitation Agreements, the Manager may recoup the amount of any prior payments made to a Portfolio provided that the payments are recouped within three years of the payment and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. As noted above, the Manager anticipates that, if the Reorganization occurs, the total annual expense ratio of each class of shares of the AXA Technology Portfolio will be at the level of or below the expense cap and that the Manager will not have to waive any of its fees or reimburse any of the Portfolio’s expenses following the Reorganization. In addition, the Manager expects that it may be able to recoup certain fees and expenses it previously waived or reimbursed to the Portfolio under the Expense Limitation Agreement. Based on the projected asset level and expense ratio of the AXA Technology Portfolio following the Reorganization, the Manager expects that it would recoup approximately $346,500 in the first fiscal year following the Reorganization and $172,091 in the second fiscal year following the Reorganization. If the Reorganization occurs, however, the Manager will not seek to recoup prior fee waivers or

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expense reimbursements to the EQ Technology Portfolio, which amounted to approximately $780,000 for the three years ended December 31, 2003.

After careful consideration, the Board of the EQ Trust unanimously approved the proposed Reorganization Plan. Accordingly, the Board of EQ Trust has submitted the Reorganization Plan for approval by the EQ Technology Portfolio’s Contractowners. The Board recommends that you vote “FOR” the proposed Reorganization Plan.

Comparison of Investment Objectives, Policies and Strategies

The Portfolios have substantially identical investment objectives, policies and strategies. The investment objectives and certain strategies and policies of each Portfolio are described below. The principal risks of investing in the Portfolios also are substantially identical. For information concerning the risks associated with investments in the Portfolios, see “Comparison of Principal Risk Factors” below.

Each Portfolio has a policy that it will invest 80% of its net assets in technology companies. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the relevant Portfolio.

	EQ Technology Portfolio	AXA Technology Portfolio

Investment Objective	Seeks to achieve long-term growth of capital.	Same.

Investment Strategies	Utilizing a due diligence process covering a number of key factors, the Manager selects Advisers to manage the Portfolio’s assets. The Manager allocates the Portfolio’s assets among three Advisers. The Manager may change the Advisers, which are responsible for managing the Portfolio’s assets, subject to the approval of the Board.	Same.

	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).	Same, except that the AXA Technology Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector.

	The Portfolio does not limit its investments to issuers with a specific market capitalization range.	Same.

	While the Portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.	Same.

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	EQ Technology Portfolio	AXA Technology Portfolio

	The Portfolio intends to invest primarily in common stock but it may also invest in other securities that the Advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.	Same.

	The Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The Advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.	Same.

	For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective.	Same.

Investment Manager	Equitable	Same.

Investment Adviser(s)	RCM Capital Management LLC (“RCM”) Firsthand Capital Management, Inc. (“Firsthand”) Wellington Management Company LLP (“Wellington”)	Same.

Portfolio Manager(s)	RCM Huachen Chen and Walter C. Price Firsthand Kevin M. Landis Wellington Portfolio management team	Same.

Expense Tables

The following table shows the fees and expenses of the Class IA and Class IB shares of the EQ Technology Portfolio, the fees and expenses of the Class A and Class B shares of the AXA Technology Portfolio, and the estimated pro forma fees and expenses of the Class A and Class B shares of the AXA Technology Portfolio after giving effect to the proposed Reorganization. The total annual expense ratio of each class of shares of the AXA Technology Portfolio currently is higher than that of the corresponding class of shares of the EQ Technology Portfolio, as is the pro forma expense ratio of each class of shares of the combined Portfolio.

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Expenses for each Portfolio are based on the operating expenses incurred by each class of shares of each Portfolio for the fiscal year ended December 31, 2003. The pro forma expenses of the Class A and Class B shares of the Acquiring Portfolio assume that the Reorganization had been in effect for the year ended December 31, 2003. The tables below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets,

shown as a ratio of expenses to average daily net assets)

	EQ Technology Portfolio				AXA Technology Portfolio		Pro forma after the Reorganization – AXA Technology Portfolio including the EQ Technology Portfolio
	Class IA		Class IB		Class A	Class B	Class A		Class B
Management Fees	0.90%		0.90%		1.20%	1.20%	1.20%		1.20%
12b-1 Fees	None		0.25%		None	0.25%	None		0.25%
Other Expenses	0.09%		0.09%		0.83%	0.83%	0.40%		0.40%
Total Annual Portfolio Operating Expenses	0.99%		1.24%		2.03%	2.28%	1.60%		1.85%
Less Fee Waiver/Expense Reimbursement (1)	NA		NA		(0.43)%	(0.43)%	(0.00)%		(0.00)%
Net Operating Expenses	0.99	%(2)	1.24	%(2)	1.60%	1.85%	1.60	%(3)	1.85	%(3)

(1)	Pursuant to the Expense Limitation Agreement with the AXA Trust, the Manager has agreed to waive or limit its fees and to assume other expenses of the AXA Technology Portfolio until April 30, 2005 so that the Total Operating Expenses of each class of shares of that Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Operating Expenses. The Manager may recoup the amount of any such payments and waivers within 3 years of such payment under certain conditions. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement” below.

(2)

The Net Operating Expenses of the EQ Technology Portfolio have been restated to reflect the termination of the Expense Limitation Agreement in effect for that Portfolio, effective April 30, 2004. For the fiscal year ended December 31, 2003, the Net Operating Expenses of the Class IA and Class IB shares of the EQ Technology Portfolio were 0.90% and 1.15, respectively, due to that arrangement. The Manager has voluntarily agreed to waive or limit its fees and to assume other expenses of the EQ Technology Portfolio commencing on May 1, 2004 so that the Total Operating Expenses of each class of shares of that Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed 0.90%. The Manager may recoup the amount of any such payments and waivers in the future under certain conditions.

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This arrangement is voluntary and may be terminated or modified by the Manager at any time.

(3)	The pro forma “Other Expenses” of the combined Portfolio have been restated to reflect the payment to the Manager of amounts previously waived and reimbursed for the AXA Technology Portfolio. Absent such payments, the pro forma Net Operating Expenses of the Class A and Class B shares of the combined Portfolio would be 1.49% and 1.74%, respectively.

Example of Portfolio Expenses

The following examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that each Portfolio’s operating expenses remain the same, and that any contractual expense limitation currently in place is not renewed. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower. The examples below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

	1 Year	3 Years	5 Years	10 Years
EQ Technology Portfolio — Class IA	$101	$315	$547	$1,213
EQ Technology Portfolio — Class IB	$126	$393	$681	$1,500
AXA Technology Portfolio — Class A	$162	$593	$1,049	$2,315
AXA Technology Portfolio — Class B	$188	$669	$1,177	$2,572
Pro forma after the Reorganization: The Combined Portfolio — Class A	$163	$505	$871	$1,900
Pro forma after the Reorganization: The Combined Portfolio — Class B	$188	$582	$1,001	$2,169

Management Fee.    Each Portfolio pays the Manager a fee based on the average daily net assets of the relevant Portfolio. The Manager (not the Portfolio) is responsible for fees paid to each Portfolio’s Advisers. The table below sets forth the contractual investment management fees payable to the Manager from each Portfolio at the stated annual rates (expressed as a percentage of the average daily net assets of each Portfolio):

	EQ Technology Portfolio		AXA Technology Portfolio

First $1 billion	0.900%	All Asset Levels	1.200%

Next $1 billion	0.850%

Next $3 billion	0.825%

Next $5 billion	0.800%

Thereafter	0.775%

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Performance Information

The following information gives some indication of the risks of an investment in the AXA Technology Portfolio by showing yearly changes in the Portfolio’s performance and by comparing the Portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since the Manager may add to, dismiss or replace the Advisers in the Portfolio, the Portfolio’s historical performance may cover periods when portions of the Portfolio were advised by different Advisers. Past performance is not an indication of future performance.

Management’s discussion of the AXA Technology Portfolio’s performance during the fiscal year ended December 31, 2003 is included in Appendix B to this Proxy Statement/Prospectus.

The following bar chart illustrates the annual total returns for the AXA Technology Portfolio’s Class B shares for each of the last two calendar years of operations. The inception date for the AXA Technology Portfolio is December 31, 2001.

Calendar Year Annual Total Return

(Class B Shares)

Best quarter (% and time period) 26.92% (2nd Quarter 2003)	Worst quarter (% and time period) –27.05% (2nd Quarter 2002)

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The table below shows how the average annual total returns for Class A and Class B shares of the AXA Technology Portfolio for the one-year and since-inception periods ended December 31, 2003 compare to those of a broad-based index.

Average Annual Total Returns

	1 Year	Since Inception
AXA Technology Portfolio – Class A	58.24%	–4.61%
AXA Technology Portfolio – Class B	57.64%	–4.88%
Russell 1000 Technology Index*, **	48.88%	–4.32%
Russell 1000 Index*	29.89%	0.88%

*	The Russell 1000 Technology Index contains those Russell 1000 securities (1000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical and electronics, semiconductors, and scientific equipment and suppliers. The index is market value weighted. The Russell 1000 Index contains 1000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

**	We believe that this index reflects more closely the market sectors in which the Portfolio invests.

Comparison of Distribution Policies and

Purchase, Exchange and Redemption Procedures

The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures as discussed in the “Additional Information About Equitable and the Advisers” section below. Each Portfolio offers its shares to the Separate Accounts. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load.

Tax Consequences of the Proposed Reorganization

As a condition to consummation of the Reorganization, each Trust will each receive an opinion from Kirkpatrick & Lockhart LLP to the effect that no gain or loss will be recognized by either Portfolio or the Shareholder as a result of the Reorganization. The holding period for and the aggregate tax basis in the AXA Technology Portfolio’s shares the Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the EQ Technology Portfolio’s shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as capital assets on the date of the Reorganization). Also, the AXA Technology Portfolio’s holding period for and tax basis in each asset the EQ Technology Portfolio transfers to it will include the EQ

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Technology Portfolio’s holding period for, and be the same as the AXA Technology Portfolio’s tax basis in, that asset immediately prior to the Reorganization. The Trusts believe that there will be no adverse tax consequences to the Contractowners as a result of the Reorganization.

Please see the “Federal Income Tax Consequences of the Proposed Reorganization” section below for further information.

COMPARISON OF PRINCIPAL RISK FACTORS

The principal risks of an investment in the AXA Technology Portfolio are identical to the principal risks of an investment in the EQ Technology Portfolio, except that the AXA Technology Portfolio is also subject to non-diversification risk.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more money you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. These risks are discussed below. However, other factors also may affect each Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

Each Portfolio invests in securities of technology companies. Therefore, the performance of each Portfolio may go up or down depending on the market for securities of companies engaged in the technology sector. In this summary, we describe the principal risks that may affect the Portfolios. Additional information and more detailed descriptions of the risks that may affect the Portfolios can be found in the Prospectus and SAI for each Portfolio.

EQ Technology Portfolio	AXA Technology Portfolio

Equity Risk Foreign Investing Risk Technology Sector Risk Sector Concentration Risk Small and Mid-Capitalization Risk Issuer Specific Risk Portfolio Management Risk Convertible Securities Risk

Equity Risk

Foreign Investing Risk

Technology Sector Risk

Sector Concentration Risk

Small and Mid-Capitalization Risk

Issuer Specific Risk

Portfolio Management Risk

Convertible Securities Risk

Non-Diversification Risk

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Equity Risk:    Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Foreign Investing and Emerging Markets Risk:    The value of a Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Technology Sector Risk:    The value of each Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Sector Concentration Risk:    Since the Portfolios invest primarily in a particular sector, they could experience greater volatility than stock funds investing in a broader range of industries.

Small-and Mid-Capitalization Risk:    Many companies in the technology sector have a relatively small market capitalization. Risk is greater for portfolios that invest in small- and mid-capitalization companies because the common stocks of these companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A Portfolio could lose all of its investments in a company’s securities.

Portfolio Management Risk:    The risk that the strategies used by a Portfolio’s investment adviser(s) and their securities selections fail to produce the intended results.

Convertible Securities Risk:    Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluc -

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tuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

The Portfolios are also subject to the following general investment risks:

Management Risk:    The risk that the Manager’s selection of an Adviser, and the allocation and reallocation of each Portfolio’s assets among the Advisers, may not produce the desired results.

Market Risk:    The value of a security can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment approach of an Adviser could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Multiple Adviser Risk:    Each of the Advisers independently chooses and maintains a portfolio of investments for the Portfolio it manages. Because each Adviser manages its allocated portion of a Portfolio independently from other Advisers, the same security may be held in different portions of a Portfolio, or may be acquired for one portion of a Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser(s) believes continued exposure to the equity markets is appropriate for its allocated portion of the Portfolio.

Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

Information Risk. The risk that key information about a security is inaccurate or unavailable.

Leverage Risk. The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

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Political Risk. The risk of losses directly attributable to government or political actions.

Valuation Risk. The risk that a Portfolio has valued certain securities at a higher price than it can sell them for.

In addition to the risks described above, the AXA Technology Portfolio is subject to the following risk:

Non-Diversification Risk: The AXA Technology Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified Portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. It is expected that this risk will be limited for the AXA Technology Portfolio because its investments historically have been, and are expected to be, broadly diversified within the technology sector.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The following summary of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix A. The Reorganization Plan provides that the Acquiring Portfolio will acquire all of the assets of the Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and its assumption of the Acquired Portfolio’s liabilities. Subject to the satisfaction of the conditions described below, the Reorganization will take place at the close of business on May 14, 2004, or later date agreed to by the Trusts (“Merger Date”). The net asset value per Class A and Class B shares of the Acquiring Portfolio will be determined by dividing the Acquiring Portfolio’s assets, less liabilities allocated to such class, by the total number of its outstanding Class A or Class B shares, as appropriate. The net asset value per Class IA and Class IB shares of the Acquired Portfolio will be similarly determined. Portfolio assets will be valued in accordance with the valuation practices of the respective Portfolio. See “How Assets are Valued” in the AXA Trust’s Prospectus.

The number of full and fractional Class A or Class B Acquiring Portfolio Shares received with respect to a Contractowner whose Contract values are invested in Acquired Portfolio Shares will be equal in value to those Acquired Portfolio Shares immediately after the close of business (generally 4 p.m., Eastern Time) on the Merger Date. As promptly as practicable after the Merger Date, the Acquired Portfolio will terminate and distribute to the Shareholder, by class, the Acquiring Portfolio Shares the Acquired Portfolio receives in the Reorganization. After such distribution, the EQ Trust will take all necessary steps under Delaware law, its Amended and Re -

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stated Agreement and Declaration of Trust and any other applicable law to effect a complete termination of the Acquired Portfolio.

The Board of the EQ Trust, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), has determined, with respect to the Acquired Portfolio, that the interests of Contractowners whose Contract values are invested in Acquired Portfolio Shares will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio.

The Reorganization Plan may be terminated and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Shareholder, if circumstances develop that, in either Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Plan provides that each Trust may waive compliance with any of the covenants or conditions made therein for the benefit of its Portfolio, other than the requirement that each Trust receive the opinion of its counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

The expenses of the Reorganization will be borne by the Manager and not by the Portfolios. Approval of the Reorganization Plan will require a majority of the Acquired Portfolio Shares voted at the Special Meeting. If the Reorganization Plan is not approved by the Shareholder or is not consummated for any other reason, the Board of the EQ Trust will consider other possible courses of action. Please see the “Voting Information” section below for more information.

Description of the Securities to be Issued

Equitable, in its capacity as the Shareholder of the Acquired Portfolio, will receive shares of the Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan as described above. Each such share will be fully paid and nonassessable by the AXA Trust when issued and will have no preemptive or conversion rights.

The AXA Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The AXA Trust’s Agreement and Declaration of Trust authorizes its Board to issue shares in different series. In addition, that Agreement and Declaration of Trust authorizes that Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board of the AXA Trust does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Acquired Portfolio is a series of the EQ Trust, and the Acquiring Portfolio is a series of the AXA Trust.

Each Trust currently offers and has outstanding two classes of shares (Class IA and Class IB shares for the EQ Trust and Class A and Class B shares for the AXA Trust), which differ only in that the Class IB shares of the EQ Trust and the Class B shares of the AXA Trust are each subject to a distribution plan adopted and ad -

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ministered pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Class IA shares of the EQ Trust are substantially similar to Class A shares of the AXA Trust, and Class IB shares of the EQ Trust are substantially similar to Class B shares of the AXA Trust. Each Distribution Plan provides that the Portfolio subject thereto may pay annually up to 0.50% of the average daily net assets attributable to their respective Class IB or Class B shares for activities primarily intended to result in the sale of such shares. However, under each of the EQ Trust’s and the AXA Trust’s distribution agreements with respect to the Class IB shares and Class B shares (“Distribution Agreements”), respectively, payments to the distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of the average daily net assets of each Portfolio attributable to such shares.

Reasons for the Reorganization

The primary purpose of the Reorganization is to combine duplicate portfolios offered by the Trusts, which is expected to (1) facilitate the marketing and sale of shares of the combined Portfolio, which potentially could result in greater cash flows and growth in assets, (2) provide greater opportunities for the combined Portfolio to diversify its investments, and (3) enable the combined Portfolio to realize economies of scale by making its operations more efficient.

At a special meeting of the Board of the EQ Trust held on November 20, 2003, the Manager reported to the Board that it had determined that it would be in the best interests of the EQ Technology Portfolio and its shareholders to terminate the then-current Adviser for the Portfolio due to changes in key personnel that had occurred at the Adviser. The Manager then recommended that the Board of the EQ Trust convert the EQ Technology Portfolio to a multi-adviser portfolio and retain RCM Capital Management LLC, Firsthand Capital Management, Inc. and Wellington Management Company LLP to manage the assets of the Portfolio. The Manager noted that these Advisers also manage the AXA Technology Portfolio.

At a subsequent meeting of the Board of the EQ Trust on December 3, 2003, the Manager proposed the Reorganization and explained its belief that the Reorganization was in the best interests of the EQ Technology Portfolio and its shareholders. The Manager noted that the investment objectives of the EQ Technology Portfolio and AXA Technology Portfolio are identical and that there are no differences between the policies and strategies of the AXA Technology Portfolio and the EQ Technology Portfolio, except that (1) the EQ Technology Portfolio invests at least 80% of its net assets in securities of technology companies that are expected to benefit from advances and improvements, while the AXA Technology Portfolio invests at least 80% of its net assets in equity securities of companies principally engaged in the technology sector, and (2) the AXA Technology Portfolio is a non-diversified portfolio and, thus, is subject to non-diversification risk. The Manager noted its belief, however, that these differences are not material because each Portfolio historically has invested substantially all of its assets in a broadly diversified portfolio of equity securities of technology companies. The Manager also noted that, since December 12, 2003, the actual portfolios, policies and strategies of the two Portfolios have been substantially similar.

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The Manager also noted that RCM, Firsthand and Wellington Management manage the assets of each Portfolio. The Manager further noted the performance record of the AXA Technology Portfolio and that the Portfolios have been managed in a substantially similar manner since December 12, 2003, the date the new Advisers began managing the EQ Technology Portfolio.

The Manager then noted that the EQ Technology Portfolio and the AXA Technology Portfolio are likely to appeal to the same investors because of their focus on companies in the technology sector. The Manager also stated its belief that it is not desirable from a marketing or administrative perspective to maintain and distribute shares for two similar portfolios. The Manager then noted that the larger asset base of a combined Portfolio could provide greater opportunities to diversify investments and potentially realize economies of scale. The Manager also noted that operating two portfolios that offer significantly overlapping investments and similar management would result in less efficient operations than a single portfolio that combines the assets of the two original portfolios.

The Manager informed the Board that the total annual expense ratio of each class of shares of the AXA Technology Portfolio is higher than that of the corresponding class of shares of the EQ Technology Portfolio. The Manager noted that the higher expense ratios are primarily due to the higher management and administration fees for the AXA Technology Portfolio and the higher expense cap in effect for that Portfolio. The Manager explained its belief that the higher management and administration fees and the higher expense cap are appropriate given the higher costs and greater complexity associated with the management and administrative functions for a multi-adviser portfolio and are consistent with the fees charged to other multi-adviser portfolios with similar investment objectives and policies. The Manager then described the services provided under its management and administration agreements with the AXA Trust, on behalf of the AXA Technology Portfolio.

The Manager pointed out that, when the EQ Technology Portfolio was converted to a multi-adviser portfolio, there was no corresponding increase in the management and administration fees or the expense caps in effect for the EQ Technology Portfolio, notwithstanding the material increased costs associated with managing and administering multi-adviser portfolios. The Manager stated its belief that the Reorganization would establish fees that are reasonable in relation to the services rendered to a multi-adviser portfolio and internally consistent for all of the multi-advised investment options that are available in the Manager’s insurance products. The Manager also provided information about total expense ratios, management fees and administration fees of other multi-adviser portfolios and noted that they generally were higher than for the AXA Technology Portfolio. The Manager noted that if the EQ Technology Portfolio remains as a portfolio of the EQ Trust, it would propose an increase in the Portfolio’s management and administration fees and in its expense caps due to the higher costs of managing and administering the Portfolio as a multi-adviser portfolio. The Manager explained its belief, however, that this would not accomplish

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the goal of combining duplicate investment options it offers to facilitate marketing and sale of shares of the Portfolios. The Manager also provided, and the Board reviewed, information showing the annualized operating expenses of each class of shares of the EQ Technology Portfolio and the AXA Technology Portfolio, and the pro forma annualized operating expenses of each class of shares of the AXA Technology Portfolio.

The Manager also noted that, if the Reorganization occurs, the total annual operating expense ratio of each class of shares of the AXA Technology Portfolio will be at the level of or below the expense cap and that the Manager, therefore, will not have to waive any of its fees or reimburse any of that Portfolio’s expenses following the Reorganization, as it has since the Portfolio commenced operations. The Manager explained that, as a result, it will receive a higher effective management fee from the AXA Technology Portfolio and, in addition, may be able to recoup certain fees and expenses it previously waived or reimbursed to the AXA Technology Portfolio under the Expense Limitation Agreement. The Manager also noted, however, that, if the Reorganization occurs, it would not seek to recoup any prior fee waivers or expense reimbursements to the EQ Technology Portfolio.

The Manager then reviewed with the Board the terms and conditions of the Reorganization Plan, noting that the Reorganization would be tax-free to the EQ Technology Portfolio and Contractowners with amounts allocated to that Portfolio. The Manager also noted that the interests of the Shareholder and Contractowners would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each participating Portfolio’s net asset value. The Manager further noted that it would bear the costs of the Reorganization. The Manager then recommended that the Board approve the Reorganization.

In determining whether to approve the Reorganization Plan and recommend its approval to the Contractowners, the Board of the EQ Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the effect of the Reorganization on the EQ Technology Portfolio’s annual operating expenses and Contractowner costs; (2) the substantial identity of the investment objectives, policies and strategies of the Portfolios; (3) the relative historical performance records of the Portfolios; (4) the direct or indirect federal income tax consequences of the Reorganization to Contractowners; (5) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of Contractowner interests; (6) the potential benefits of the Reorganization to other persons, including the Manager and its affiliates; (7) the potential benefits of the proposed Reorganization to Contractowners; and (8) possible alternatives to the Reorganization. The Board also noted that the Manager would bear the costs of the Reorganization.

In reaching the decision to recommend approval of the Reorganization, the Board of the EQ Trust, including the Independent Trustees, concluded that the participation of the EQ Technology Portfolio in the Reorganization is in the best interests of that Portfolio, and that the interests of Contractowners with amounts allocated to that Port -

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folio will not be diluted as a result of the transaction. The Board’s conclusion was based on a number of factors, including the following:

•	The Reorganization will permit the Contractowners whose contract values are invested in an Acquired Portfolio to pursue the same investment objective using substantially identical investment policies and strategies immediately following consummation of the Reorganization;

•	The Reorganization will facilitate the marketing and sale of shares of the Portfolios, which potentially could result in better cash flow into the combined Portfolio and lower expenses through economies of scale, and also will provide greater opportunities for the combined Portfolio to diversify its investments and make its operations more efficient;

•	As a result of the Reorganization, each Contractholder whose Contract values are invested in shares of the EQ Technology Portfolio would hold, immediately after the Closing, Class A or Class B shares, as appropriate, of the AXA Technology Portfolio having an aggregate value equal to the aggregate value of the shares of the EQ Technology Portfolio indirectly held by that Contractholder as of the Closing;

•	The Manager serves as the investment manager of both Portfolios and the Advisers for each Portfolio are the same;

•	The Portfolios currently are being managed by the Advisers in a substantially similar manner;

•	The Reorganization will not have adverse tax results to Contractowners; and

•	The higher total expense ratios, management fees and administration fees of the AXA Technology Portfolio are reasonable in view of the services provided and the expenses incurred by the Manager in providing management and administrative services to the AXA Technology Portfolio under the multi-adviser structure, and the Manager would seek approval of higher management and administration fees and expense caps if the Reorganization is not approved.

On the basis of the information provided to it and its evaluation of that information, the Trustees, including the Independent Trustees, voted unanimously to approve the Reorganization and to recommend that the Contractowners with amounts allocated to the AXA Technology Portfolio also approve the Reorganization.

Federal Income Tax Consequences of the Proposed Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of the Reorganization, each Trust will receive an opinion from Kirkpatrick & Lockhart LLP to the effect that, based on the facts and

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assumptions stated therein as well as certain representations of each Trust, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Portfolio will recognize gain or loss on the Reorganization; (3) the Shareholder will not recognize any gain or loss on the constructive exchange of Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and tax basis in the Acquiring Portfolio Shares the Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as capital assets on the date of the Reorganization); and (5) the Acquiring Portfolio’s holding period for, and tax basis in, each asset the Acquired Portfolio transfers to it will include the Acquired Portfolio’s holding period for, and will be the same as the Acquiring Portfolio’s tax basis in, that asset immediately prior to the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or the Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The Acquiring Portfolio’s utilization after the Reorganization of any pre-Reorganization capital losses the Acquired Portfolio realized to offset gains the Acquiring Portfolio realizes could be subject to limitation in future years.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any Contractowner. Contractowners are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Portfolios

There are no material differences between the rights of a shareholder of the Acquired Portfolio and the rights of a shareholder of the Acquiring Portfolio. Each Trust is a Delaware statutory trust registered with the SEC as an open-end management investment company. In addition, the provisions of the governing documents of each Trust are substantially similar in all material respects.

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Capitalization

The following table shows the capitalization of the Acquired Portfolio and the Acquiring Portfolio as of December 31, 2003 and the Acquiring Portfolio on a pro forma combined basis as of that date, giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Technology Portfolio — Class IA	$15.8	$4.33	3,645,511
EQ/Technology Portfolio — Class IB	$325.2	$4.29	75,880,849
EQ/Technology Portfolio — Class IA and Class IB combined	$341.0	$4.29	79,526,360
AXA Technology Portfolio — Class A	$9.3	$8.87	1,049,260
AXA Technology Portfolio — Class B	$113.3	$8.82	12,839,685
AXA Technology Portfolio — Class A and Class B combined	$122.6	$8.82	13,888,945
Pro forma — AXA Technology Portfolio Including EQ Technology Portfolio — Class A	$25.1	$8.87	2,828,556
Pro forma — AXA Technology Portfolio Including EQ Technology Portfolio — Class B	$438.4	$8.82	49,706,238
Pro forma — AXA Technology Portfolio Including EQ Technology Portfolio — Class A and Class B combined	$463.5	$8.82	52,534,794

ADDITIONAL INFORMATION ABOUT EQUITABLE AND THE PORTFOLIOS

Information About Equitable

Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of each Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable is responsible for the general management and administration of the AXA Trust and each of its portfolios, including the selection of Advisers. Equitable plays an active role in monitoring each portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each Adviser’s portfolio management team to ensure that investment activities remain consistent with a portfolio’s investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the Adviser’s overall business. Equitable monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each Adviser.

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In its capacity as manager, Equitable obtains detailed, comprehensive information concerning portfolio and Adviser performance and portfolio operations, which it uses to supervise and monitor the Advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which portfolio performance is measured.

Equitable selects Advisers from a pool of candidates, including its affiliates (“Affiliated Advisers”), to manage the portfolios. Equitable may add to, dismiss or substitute for the Advisers responsible for managing a portfolio’s assets subject to the approval of the AXA Trust’s Board of Trustees. Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s Advisers. Equitable recommends Advisers for each portfolio to the Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and Equitable does not expect to recommend frequent changes of Advisers.

Equitable has received an exemptive order from the SEC to permit it and the AXA Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between Equitable and the Advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the AXA Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into an advisory agreement with an Affiliated Adviser, unless the advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio’s shareholders.

Information About the Advisers

The same Advisers serve as the investment sub-advisers for the Acquiring Portfolio and the Acquired Portfolio. The following is a description of the Portfolios’ Advisers, portfolio manager(s) and each portfolio manager’s business experience.

RCM Capital Management LLC (“RCM”), Four Embarcadero Center, San Francisco, CA 94111, serves as an Adviser to each Portfolio and is an indirect wholly-owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, RCM had approximately $33 billion in assets under management. Huachen Chen, CFA and Walter C. Price, CFA are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to RCM. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM since 1985. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978.

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Firsthand Capital Management, Inc. (“Firsthand”), 125 South Market, Suite 1200, San Jose, CA 95113, serves as an Adviser to each Portfolio. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management. Kevin M. Landis is primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Firsthand. Mr. Landis is the Chief Investment Officer, and a controlling shareholder, of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, serves as an Adviser to each Portfolio and is an employee owned limited liability partnership whose sole business is investment management. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management. The portion of each Portfolio’s assets allocated to Wellington Management is managed by a team of investment professionals.

Management and Administration Fees

The Acquiring Portfolio pays a fee to Equitable for management services at an annual rate of 1.20% of the average net assets of the Portfolio. The Advisers are paid by Equitable.

For certain administrative services, in addition to the management fee, the Acquiring Portfolio pays Equitable a fee at an annual rate of 0.15% of the Portfolio’s total average net assets plus $35,000 and an additional $35,000 per portion of the Portfolio for which separate administrative services are provided (e.g., portions of the Portfolio allocated to a separate Adviser and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting the expenses of the Acquiring Portfolio until April 30, 2005, the Manager has entered into an expense limitation agreement with the AXA Trust with respect to the Acquiring Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class A and Class B shares of the Acquiring Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business, are limited to 1.60% and 1.85%, respectively. The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Acquiring Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

The Manager currently expects that, if the Reorganization occurs, the total annual operating expense ratios of the Class A and Class B shares of the Acquiring Portfolio will be at the level of or below the expense caps. Thus, the Manager would not be re -

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quired to waive any of its fees or reimburse any of the Acquiring Portfolio’s expenses following the Reorganization. The Manager also expects that it may be able to recoup certain fees and expenses it previously waived or reimbursed to the AXA Technology Portfolio pursuant to the Expense Limitation Agreement as discussed in “The Proposed Reorganization” section above.

Distribution Plan and Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

The AXA Trust offers two classes of shares on behalf of the Acquiring Portfolio: Class A shares and Class B shares. The shares are offered and redeemed at their net asset value without any sales load. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the distributors for each class of shares of each Trust. AXA Advisors and AXA Distributors are affiliates of the Manager. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

The AXA Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the AXA Trust’s Class B shares. Under the Distribution Plan with respect to the AXA Trust, the Class B shares of the AXA Trust pay each of the distributors an annual fee of up to 0.50% (currently limited to 0.25%) of the Acquiring Portfolio’s average daily net assets to compensate them for promoting, selling and servicing shares of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase, Exchange and Redemption Procedures

The Portfolios have the same procedures for purchasing and selling shares. The Acquiring Portfolio offers its shares to the Separate Accounts. Shares of the Acquiring Portfolio are purchased and sold at their net asset value without any sales load.

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from each Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Acquiring Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The AXA Trust may suspend the right of redemption or postpone payment for more than 7 days when the NYSE is closed (other than a weekend or holiday), or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust’s shareholders. The Acquiring Portfolio may pay the

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redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of the Manager.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. The Manager currently uses the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which the Manager and the Acquiring Portfolio seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If the Manager determines that your transfer patterns involving the Portfolio are disruptive to the Portfolio, it may, among other things, restrict the availability of personal telephone requests, fax transmissions, automated telephone services, Internet services or any electronic transfer services. The Manager may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Manager may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Manager currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, the Manager monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, the Manager may take the actions described above to restrict availability of voice, fax and automated transaction services. The Manager also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, the Manager may not continue to provide such letters. Consistent with seeking to prevent disruptive trading, the Manager may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.

Notwithstanding the Manager’s efforts, it may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

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How Assets are Valued

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	-	Liabilities

Number of shares outstanding

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the AXA Trust’s Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is de -

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termined may be reflected in the AXA Trust’s calculation of net asset values for each applicable portfolio when the AXA Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the AXA Trust’s Board of Trustees believes accurately reflects fair value. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing.

Tax Consequences of Buying, Selling and Holding Portfolio Shares

The Acquiring Portfolio, like the Acquired Portfolio, is treated as a separate entity, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies that satisfy a certain distribution requirement are not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the AXA Trust intends that the Acquiring Portfolio will be operated to have no federal tax liability, if it has any federal tax liability, it could hurt the investment performance of the Portfolio. Also, if the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes, which would reduce its investment performance.

It is important for the Acquiring Portfolio to maintain its regulated investment company status, because the Separate Accounts that invest therein will then be able to use a favorable investment diversification testing rule in determining whether they meet tax qualification rules. If the Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Acquiring Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager of the AXA Trust, therefore, carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractowners seeking to understand the tax consequences of their investment should consult with their tax advisers or Equitable or refer to their Contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the AXA Technology Portfolio’s Class A and Class B shares. The financial information in the table below is for the fiscal years ended December 31, 2002 and December 31, 2003. The information below has been derived from the financial statements of the AXA Technology Portfolio. The information for the years ended December 31, 2002 and December 31, 2003 has been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP’s report on the AXA Technology Portfolio’s financial statements as of December 31, 2003 is included in the AXA Trust’s SAI. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements of the Acquiring Portfolio contained in the AXA Trust’s SAI.

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AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Class A		Class B
	Year Ended December 31,		Year Ended December 31,
	2003	2002(a)	2003	2002(c)
Net asset value, beginning of year	$5.76	$10.00	$5.74	$10.00

Income from investment operations:
Net investment loss	(0.05)	(0.08)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.38	(4.16)	3.36	(4.17)

Total from investment operations	3.33	(4.24)	3.30	(4.26)

Less distributions:
Distributions from net realized gains	(0.22)	—	(0.22)	—
Net asset value, end of year	$8.87	$5.76	$8.82	$5.74

Total return	58.24%	(42.50)%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,303	$1,597	$113,251	$21,937
Ratio of expenses to average net assets after waivers and reimbursements	1.60%	1.60%	1.85%	1.85%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly	1.45%	1.48%	1.70%	1.73%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly	2.03%	3.52%	2.28%	3.77%
Ratio of net investment loss to average net assets after waivers and reimbursements	(1.35)%	(1.29)%	(1.60)%	(1.54)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly	(1.20)%	(1.17)%	(1.45)%	(1.42)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly	(1.78)%	(3.21)%	(2.03)%	(3.46)%
Portfolio turnover rate	169%	154%	169%	154%
Effect of expense limitation during the year:
Per share benefit to net investment loss	$0.02	$0.13	$0.02	$0.13

(a)	Net investment income and capital changes are based on monthly average shares outstanding.

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VOTING INFORMATION

Voting Rights

Contractowners with amounts allocated to the Acquired Portfolio at the close of business on March 12, 2004 (“Record Date”) will be entitled to be present and give voting instructions for the Portfolio at the Special Meeting with respect to shares attributable to their Contracts as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by the Shareholder at the Special Meeting will be counted by persons appointed as inspectors of election for the Special Meeting. As of the Record Date, there were 3,615,866 Class IA shares and 75,480,803 Class IB shares of the Acquired Portfolio issued and outstanding. Equitable held 100% of those shares.

Required Shareholder Vote

Approval of the Reorganization Plan requires the vote of a majority of the shares of the Acquired Portfolio voted at the Special Meeting. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. If a Contractowner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Special Meeting for purposes of determining a quorum.

To the knowledge of each Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Acquired or Acquiring Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of the Acquired or Acquiring Portfolio.

Equitable may be deemed to be a control person of the EQ Trust and the AXA Trust by virtue of its direct or indirect ownership of 100% of each Trust’s shares as of the Record Date. As of the Record Date, no person, other than Equitable, owned beneficially or of record 5% or more of the outstanding shares of any class of the Acquiring Portfolio or the Acquired Portfolio.

Solicitation of Voting Instructions

Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about April 5, 2004. In addition to the solicitation of voting instructions by mail, officers, agents and employees of the Shareholder and EQ Trust and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, fax, or oral communication.

The Shareholder will vote the shares for which it receives timely voting instructions from Contractowners in accordance with those instructions. The Shareholder will vote shares attributable to Contracts for which it is the Contractowner

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“FOR” each proposal. Shares in each investment division of a Separate Account for which a Shareholder receives no timely voting instructions from Contractowners, or which are attributable to amounts retained by the Shareholder as surplus or seed money, will be voted by the Shareholder “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than the Shareholder) have provided voting instructions to the Shareholder.

Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholder voting the shares represented thereby by the Contractowner providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later-dated voting instructions by telephone or by the Internet. In addition, any Contractowner who attends the Special Meeting in person may provide voting instructions by voting instruction card at the Special Meeting, thereby canceling any voting instruction previously given. Proxies executed by a Shareholder may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

The Shareholder will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, each Shareholder intends to vote “FOR” the applicable proposal(s) and may vote in its discretion with respect to other matters not now known to the Board of the EQ Trust that may be presented at the Special Meeting.

Proxy Solicitation

The cost of the Special Meeting, including the cost of solicitation of proxies and voting instructions (estimated at $100,000), will be borne by the Manager. The EQ Trust has engaged the services of ALAMO direct, for a fee of up to $25,000, to assist it in the mailing of proxies and tabulation of votes for the Special Meeting. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trusts or the Internet. Contractowners can provide voting instructions: (1) by Internet at our website at https://vote.proxy-direct.com (2) by telephone at 866-235-4258; (3) by fax at 888-796-9932; or (4) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The Shareholder will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the Proposal. The Shareholder will vote against the adjournment those proxies required to be voted against the Proposal. The Manager will pay the costs of any additional solicitation and any adjourned session.

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Other Matters

The EQ Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The EQ Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the EQ Trust’s management. Any shareholder proposals must be received within a reasonable time before the next shareholder meeting in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, the Shareholder will vote those unmarked voting instructions in favor of the Reorganization.

THE BOARD OF THE EQ TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT CONTRACTOWNERS INSTRUCT THE SHAREHOLDER TO VOTE “FOR” THE REORGANIZATION.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF

REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this              day of May, 2004, by and among AXA Premier VIP Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of the AXA Premier VIP Technology Portfolio, a segregated portfolio of assets (“series”) thereof (“Acquiring Portfolio”), EQ Advisors Trust, a Delaware statutory trust (“Acquired Trust”), on behalf of its EQ/Technology Portfolio series (“Acquired Portfolio”), and, solely for purposes of paragraph 7, The Equitable Life Assurance Society of the United States (“Equitable”). (The Acquiring Trust and the Acquired Trust are sometimes referred to herein as the “Trusts” and, individually, as a “Trust.” The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to herein as the “Portfolios” and, individually, as a “Portfolio.”)

Each Trust sells common shares of beneficial interest, $0.01 par value per share, in its respective Portfolio (“shares”) only to separate accounts of Equitable. (Those separate accounts that own all the shares in the Acquired Portfolio are referred to as the “Separate Accounts,” and those separate accounts that own all the shares in the Acquiring Portfolio are referred to as the “Acquiring Portfolio Accounts.”) Each Portfolio is an underlying investment option for those separate accounts, which fund certain variable annuity contracts and/or variable life insurance policies issued by Equitable (“Contracts”). Under applicable law, the assets of all such accounts (i.e., the shares of the Portfolios) are the property of Equitable (which is the owner of record of those shares) and are held for the benefit of the Contract holders.

Each Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of the transfer of all assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of beneficial interest in the Acquiring Portfolio, the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and the distribution of those shares to the Separate Accounts in complete liquidation of the Acquired Portfolio (all the foregoing transactions being referred to herein collectively as the “Reorganization”), all on the terms and conditions hereinafter set forth in this Agreement.

Each Trust’s Board of Trustees (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its respective Portfolio and that the interests of the existing shareholders of its respective Portfolio will not be diluted as a result of the Reorganization. The Acquired Portfolio’s shareholder, at a meeting thereof duly called to consider and act on this Agreement, approved this Agreement in accordance with the Acquired Trust’s Amended and Restated Agreement and Declara -

tion of Trust (“Acquired Trust Declaration of Trust”) and By-Laws (collectively, “Acquired Trust Governing Documents”) and applicable law.

The Acquired Portfolio’s shares are divided into two classes, designated Class IA and Class IB shares (“Class IA Acquired Portfolio Shares” and “Class IB Acquired Portfolio Shares,” respectively, and collectively, “Acquired Portfolio Shares”). The Acquiring Portfolio’s shares are divided into two classes, designated Class A and Class B shares (“Class A Acquiring Portfolio Shares” and “Class B Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). Each class of Acquiring Portfolio Shares is substantially similar to the corresponding class of Acquired Portfolio Shares, i.e., the Acquired Portfolio’s Class IA and Class IB shares correspond to Class A and Class B shares, respectively, of the Acquiring Portfolio.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the terms and conditions herein set forth, the Acquired Portfolio shall assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall —

(a)    issue and deliver to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares determined by dividing the Acquired Portfolio’s net value (computed in the manner set forth in paragraph 2.1) (“Acquired Portfolio Value”) attributable to the Class IA Acquired Portfolio Shares by the net asset value (“NAV”) of a Class A Acquiring Portfolio Share (computed in the manner set forth in paragraph 2.2), and (ii) Class B Acquiring Portfolio Shares determined by dividing the Acquired Portfolio Value attributable to the Class IB Acquired Portfolio Shares by the NAV of a Class B Acquiring Portfolio Share (as so computed); and

(b)    assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property the Acquired Portfolio owns (including all cash, securities, commodities, futures interests, interest and dividends receivable, claims and rights of action, rights to register shares under applicable securities laws, and books and records, and any deferred or prepaid expenses shown as an asset on its books) on the closing date provided for in paragraph 3.1 (“Closing Date”) (collectively, “Assets”).

1.3    The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Portfolio, whether absolute, accrued, contingent, or otherwise, known or unknown, existing on the Valuation Date defined in paragraph 2.1 (collectively, “Liabilities”).

1.4    On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to the Separate Accounts one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) ”net capital gain” (as defined in section 1222(11) of the Code), if any, after reduction by any capital loss carryforward, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the Acquired Portfolio’s account on the Acquiring Portfolio’s books to open accounts on the Acquiring Portfolio’s share records in the names of the Separate Accounts, by class (i.e., the account for a Separate Account that holds Class IA Acquired Portfolio Shares shall be credited with the respective pro rata number of Class A Acquiring Portfolio Shares due that Separate Account, and the account for a Separate Account that holds Class IB Acquired Portfolio Shares shall be credited with the respective pro rata number of Class B Acquiring Portfolio Shares due that Separate Account). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Separate Account shall be equal to the aggregate NAV of the Acquired Portfolio Shares owned by such Separate Account on the Closing Date. All issued and outstanding Acquired Portfolio Shares shall simultaneously be canceled on its books. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.6    Ownership of Acquiring Portfolio Shares shall be shown on the books of the Transfer Agent (as defined in paragraph 3.3).

1.7    Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Portfolio’s responsibility.

2.    VALUATION

2.1    The value of the Assets shall be their value computed as of immediately after the close of regular trading on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the Acquired Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Acquired Trust’s Board of Trustees. For purposes of paragraph 1.1(a), the Acquired Portfolio’s net value shall be the value computed pursuant to the preceding sentence less the amount of the Liabilities as of the Valuation Date.

2.2    For purposes of paragraph 1.1(a), the NAV per share of each class of the Acquiring Portfolio shall be its NAV computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Trust’s Board of Trustees.

2.3    All computations of value shall be made by Equitable, in its capacity as administrator for each Trust, and shall be subject to confirmation by the relevant Trust’s independent accountants.

3.    CLOSING AND CLOSING DATE

3.1    Unless the Trusts agree otherwise, the Closing Date shall be May 14, 2004, and all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time). The Closing shall be held at the Trusts’ offices or at such other place as the Trusts agree.

3.2    The Acquired Trust shall direct The JPMorgan Chase Bank, as custodian for the Acquired Portfolio (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”)) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3    The Acquired Trust shall direct Equitable, in its capacity as the Acquired Trust’s transfer agent (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Separate Account immediately prior to the Closing.

3.4    If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees of a Trust, accurate appraisal of the value of the net assets of either Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1    The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Portfolio, as follows:

(a)    The Acquired Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof;

(b)    The Acquired Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of Closing;

(c)    The Acquired Portfolio is duly organized as a series of the Acquired Trust;

(d)    On the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)    The Acquired Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquired Trust Governing Documents or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(f)    All material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(g)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Trust with respect to the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust, on behalf of the Acquired Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)    The Statement of Assets and Liabilities, including the Portfolio of Investments at December 31, 2003, and the Statements of Operations and Changes in Net Assets of the Acquired Portfolio, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on the balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)    Since December 31, 2003, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in NAV per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(j)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)    The Acquired Portfolio is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), has complied (or will comply) with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; the Acquired Portfolio will invest its assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; from the time it commenced operations through the Closing Date, the Acquired Portfolio has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; before the Closing Date the Acquired Portfolio will not (1) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (2) otherwise change its historic investment policies; and the Acquired Trust believes, based on its review of each Portfolio’s investment portfolio, that most of the Acquired Portfolio’s assets are consistent with the Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by the Acquiring Portfolio; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)    All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

(m)    The Acquired Portfolio incurred the Liabilities in the ordinary course of its business;

(n)    The Acquired Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)    During the five-year period ending on the Closing Date, (1) neither the Acquired Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except for shares redeemed in the ordinary course of the Acquired Portfolio’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Portfolio Shares, other than normal, regular dividend distributions made pursuant to the Acquired Portfolio’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

(p)    Not more than 25% of the value of the Acquired Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2    The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Trust, on behalf of the Acquired Portfolio, as follows:

(a)    The Acquiring Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State there;

(b)    The Acquiring Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of Closing;

(c)    The Acquiring Portfolio is duly organized as a series of the Acquiring Trust;

(d)    No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(e)    The Acquiring Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Trust’s Agreement and Declaration of Trust (“Acquiring Trust Declaration of Trust”) or By-Laws (collectively, “Acquiring Trust Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(f)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust with respect to the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust, on behalf of the Acquiring Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, including the Portfolio of Investments at December 31, 2003, and Statements of Operations and Changes in Net Assets of the Acquiring Portfolio, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on the balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)    Since December 31, 2003, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in NAV per Acquiring Portfolio Share due to declines in market values of securities the Acquiring Portfolio holds, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio shall not constitute a material adverse change;

(i)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)    The Acquiring Portfolio is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a RIC, has complied (or will comply) with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code; and the Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k)    All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquiring Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(l)    The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(m)    Following the Reorganization, the Acquiring Portfolio (1) will continue the Acquired Portfolio’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) [and/or] (2) will use a significant portion of the Acquired Portfolio’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status; and the Acquiring Trust believes, based on its review of each Portfolio’s investment portfolio, that most of the Acquired Portfolio’s assets are consistent with the Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by the Acquiring Portfolio;

(n)    There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(o)    The Acquiring Portfolio does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Portfolio Shares;

(p)    During the five-year period ending on the Closing Date, neither the Acquiring Portfolio nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares;

(q)    Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(r)    The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Separate Accounts, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Trust; and

(s)    The Acquiring Trust Declaration of Trust permits the Acquiring Trust to vary its shareholders’ investment therein. The Acquiring Trust does not have a fixed pool of assets — each series thereof (including the Acquiring Portfolio) is a managed portfolio of securities, and Equitable, as its investment manager, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3    Each Trust, on behalf of its respective Portfolio, represents and warrants to the other Trust, on behalf of its respective Portfolio, as follows:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), or the 1940 Act for its execution or performance of this Agreement, except for (1) the Acquiring Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)    The fair market value of the Acquiring Portfolio Shares each Separate Account receives will be approximately equal to the fair market value of its Acquired Portfolio Shares it constructively surrenders in exchange therefor;

(c)    Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Portfolio Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person “related” (within such meaning) to the Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    The Separate Accounts will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)    The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

(f)    None of the compensation Equitable receives as a service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the Acquired Portfolio Shares that Equitable (through the Separate Account(s)) holds; none of the Acquiring Portfolio Shares Equitable receives on behalf of the

Separate Accounts will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(g)    Neither Portfolio will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”);

(h)    The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(o) and 4.2(l) and (p) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Portfolio on the Closing Date;

(i)    Immediately after the Reorganization, Equitable (through the Separate Accounts and Acquiring Portfolio Accounts) will own shares constituting “control” (within the meaning of Section 304(c) of the Code) of the Acquiring Portfolio;

(j)    There is no intercompany indebtedness between the Portfolios that was issued or acquired, or will be settled, at a discount; and

(k)    Pursuant to the Reorganization, the Acquired Portfolio will transfer to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Portfolio held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Acquired Portfolio uses to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax) will be included as assets it held immediately before the Reorganization.

5.    COVENANTS

5.1    The Acquired Trust covenants to take all trust action necessary to obtain approval of the transactions contemplated herein.

5.2    The Acquired Trust covenants that the Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3    The Acquired Trust covenants that it will assist the Acquiring Trust in obtaining information the latter Trust reasonably requests concerning the beneficial ownership of Acquired Portfolio Shares.

5.4    The Acquired Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Trust at the Closing.

5.5    Each Trust covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6    Each Trust covenants that it will, from time to time, as and when requested by the other Trust, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Trust deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Portfolio, title to and possession of all the Assets, and (b) the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7    The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

5.8    Subject to this Agreement, each Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Trust’s obligations hereunder shall be subject to (a) performance by the other Trust of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Trust contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the time of Closing, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

6.1    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed necessary by either Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Trust may for itself waive any of such conditions.

6.2    On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.3    The Acquired Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to each Trust (“Counsel”), substantially to the effect that:

(a)    The Acquiring Portfolio is a duly established series of the Acquiring Trust, a statutory trust that is duly organized and validly existing under the laws of the State of Delaware with power to own all its properties and assets and to carry on its business as described in the Acquiring Trust’s current registration statement on Form N-1A filed with the Commission (“Acquiring Trust’s Form N-1A”);

(b)    This Agreement has been duly authorized, executed, and delivered by the Acquiring Trust on behalf of the Acquiring Portfolio and is a valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors’ generally and to general principles of equity (whether applied by a court of law or equity);

(c)    Assuming that consideration of not less than the NAV of the Acquiring Portfolio Shares has been paid, and assuming that such shares are issued in accordance with the terms of this Agreement, the Acquiring Portfolio Shares are legally issued and fully paid and non-assessable by the Acquiring Trust;

(d)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Trust Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquiring Trust (which shall include the agreements and instruments filed as exhibits to the Acquiring Trust Form N-1A) or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligations of the Acquiring Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquiring Portfolio under the express terms of any court order that, to Counsel’s knowledge, without investigation, names the Acquiring Portfolio and is specifically directed to it or its property;

(e)    No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Delaware, as to which Counsel expresses no opinion;

(f)    The Acquiring Trust is registered as an investment company under the 1940 Act, and, to Counsel’s knowledge, no order has been issued or proceeding instituted to suspend such registration; and

(g)    To Counsel’s knowledge (without any independent inquiry or investigation), (1) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquiring Portfolio or any of its properties or assets, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio’s business.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word “knowledge” and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

6.4    The Acquiring Trust shall have received an opinion of Counsel substantially to the effect that:

(a)    The Acquired Portfolio is a duly established series of the Acquired Trust, a statutory trust that is duly organized and validly existing under the laws of the State of Delaware with power to own all its properties and assets and to carry on its business as described in the Acquired Trust’s current registration statement on Form N-1A filed with the Commission (“Acquired Trust Form N-1A);

(b)    This Agreement has been duly authorized, executed, and delivered by the Acquired Trust on behalf of the Acquired Portfolio and is a valid and binding obligation of the Acquired Portfolio, enforceable against the Acquired Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors’ generally and to general principles of equity (whether applied by a court of law or equity);

(c)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Trust Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquired Trust (which shall include the agreements and instruments filed as exhibits to the Acquired Trust Form N-1A) or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligations of the Acquired Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquired Portfolio under the express terms of any court order that, to Counsel’s knowledge, without investigation, names the Acquired Portfolio and is specifically directed to it or its property;

(d)    No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Delaware, as to which Counsel expresses no opinion;

(e)    The Acquired Trust is registered as an investment company under the 1940 Act, and, to Counsel’s knowledge, no order has been issued or proceeding instituted to suspend such registration; and

(f)    To Counsel’s knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquired Portfolio or any of its properties or assets, and the Acquired Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio’s business.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word “knowledge” and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

6.5    Each Trust shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)    The Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by the Acquired Portfolio’s distribution of those shares to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for those shares, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)    The Acquired Portfolio will recognize no gain or loss on the transfer of the Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Portfolio Shares;

(c)    The Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(d)    The Acquiring Portfolio’s basis in each Asset will be the same as the Acquired Portfolio’s basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each Asset will include the Acquired Portfolio’s holding period therefor;

(e)    A Separate Account will recognize no gain or loss on the constructive exchange of all its Acquired Portfolio Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(f)    A Separate Account’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the Separate Account held them as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.6    At any time before the Closing, either Trust may waive any of the foregoing conditions (except that set forth in paragraph 6.5) if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    EXPENSES

The Reorganization Expenses shall be borne by Equitable. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders’ meeting. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.    TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1    By either Trust (a) in the event of the other Trust’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [            ,] 2004; or

8.2    By the Trusts’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Trust, or their Trustees or officers, to the other Trust.

9.    AMENDMENTS

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Trusts; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Separate Accounts’ interests.

10.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Trust has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Trusts. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

11.    MISCELLANEOUS

11.1    This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation (other than the Trusts on behalf of their respective Portfolios and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Trust’s Trustees solely in their capacities as Trustees, and not individually, and that each Trust’s obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of either Trust other than the Portfolios but are only binding on and enforceable against the respective Portfolio’s property. Each Portfolio, in asserting any rights or claims under this Agreement, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to such Trustees, officers, or shareholders.

11.4    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Trust and delivered to the other Trust. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each Trust has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

EQADVISORS TRUST, on behalf of its series, EQ/Technology Portfolio

By:

AXAPREMIER VIP TRUST, on behalf of its series, AXA Premier VIP Technology Portfolio

By:

Solelywith respect to paragraph 7, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:

APPENDIX B

MANAGEMENT’S DISCUSSION OF THE PERFORMANCE OF THE

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

NOTES ON PERFORMANCE

Performance of the AXA Premier VIP Technology Portfolio (“Portfolio”) as shown on the following pages, compares the Portfolio’s performance to that of a broad-based securities index. The Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the Portfolio. Changes in policy values depend not only on the investment performance of the Portfolio, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Portfolio has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objective and policies of the Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in both Class A and Class B shares of the Portfolio. The periods illustrated are from the inception dates shown through December 31, 2003. These results assume reinvestment of dividends and capital gains. The total value shown for the Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable only to Class B shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

B-1

The Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Technology Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO ADVISERS*

➢	Firsthand Capital Management, Inc.

➢	RCM Capital Management LLC (formerly Dresdner RCM Global Investors LLC)

➢	Wellington Management Company, LLP

*	On December 12, 2003, Wellington Management Company, LLP replaced Alliance Capital Management L.P. as one of the advisers to the Portfolio.

PERFORMANCE RESULTS

B-2

Annualized Total Returns as of 12/31/03
	1 Year	Since Inception*
Portfolio — A Shares	58.24%	(4.61)%
Portfolio — B Shares	57.64%	(4.88)%
Russell 1000 Technology Index †	48.88%	(4.32)%
Russell 1000 Index	29.89%	0.88%

*Date of Inception 12/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

† The Investment Manager believes the Russell 1000 Technology Index more closely reflects the market sectors in which the Portfolio invests.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 58.24% for the year ending December 31, 2003. The Portfolio’s benchmark, the Russell 1000 Technology Index, returned 48.88% over the same period.

Investment Highlights

Fiscal Year Ended December 31, 2003

What helped performance over the year

•	Strong stock selection in Software, Internet Software & Service, Computers & Peripherals, and Internet & Catalog Retail industries, solidly contributed to performance during 2003.

•	The Portfolio’s relative underweight in Computer & Peripherals and Software industries also helped results.

•	Some contributors relative to the benchmark included Yahoo Japan, which jumped 330.95%, Sohu.com, which soared 368.91%, and Red Hat, which advanced 217.60%.

•	A relative underweight in Microsoft and IBM positively impacted the Portfolio’s relative performance.

What hurt performance over the year

•	Negative stock selection in the Semiconductor & Semi-equipment, Media, and IT Services industries detracted from performance.

•	A relative underweight in Communication Equipment industry negatively impacted the Portfolio’s return.

B-3

•	Affiliated Computer, which declined 1.42%, hurt performance. Also, a relative underweight in Intel, which soared 107.59%, and Cisco, which advanced 85.42%, negatively impacted performance.

Top Ten Equity Holdings As of December 31, 2003
Cisco Systems, Inc.	Networking Equipment
Microsoft Corp.	Systems Software
SAP AG	Application Software
Yahoo!, Inc.	Internet Software & Services
Red Hat, Inc.	Application Software
Xilinx, Inc.	Semiconductors
Altera Corp.	Semiconductors
eBay, Inc.	Internet Retail
Texas Instruments, Inc.	Semiconductors
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR).	Semiconductors

B-4

STATEMENT OF ADDITIONAL INFORMATION

OF AXA PREMIER VIP TECHNOLOGY PORTFOLIO,

A SERIES OF AXA PREMIER VIP TRUST AND

EQ/TECHNOLOGY PORTFOLIO, A SERIES OF EQ ADVISORS TRUST

DATED: APRIL 9, 2004

SPECIAL MEETING OF SHAREHOLDERS OF

EQ/TECHNOLOGY PORTFOLIO, A SERIES OF EQ ADVISORS TRUST,

SCHEDULED FOR MAY 12, 2004

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
EQ/Technology Portfolio	AXA Premier VIP Technology Portfolio

a series (“Portfolio”) of: EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104	a Portfolio of: AXA Premier VIP Trust 1290 Avenue of the Americas New York, NY 10104

This Statement of Additional Information is available to owners of and participants in variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) with amounts allocated to the EQ/Technology Portfolio, a series of EQ Advisors Trust (“EQ Trust”), in connection with the proposed transaction whereby all of the assets and liabilities of the EQ/Technology Portfolio (“Acquired Portfolio”) will be transferred to AXA Premier VIP Technology Portfolio (“Acquiring Portfolio”), a series of AXA Premier VIP Trust (“AXA Trust”), in exchange for shares of the Acquiring Portfolio (“Reorganization”).

This Statement of Additional Information consists of this cover page, the Statement of Additional Information of the AXA Trust, the audited financial statements of the Acquired Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2003, and the pro forma financial statements of the Acquiring Portfolio (giving effect to the Reorganization) for the year ended December 31, 2003. The Statement of Additional Information of the AXA Trust includes information about its other portfolios that is not relevant to the Reorganization. Please disregard information that relates to these other AXA Trust portfolios.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April 9, 2004 relating to the Reorganization of the Acquired Portfolio into the Acquiring Portfolio may be obtained, without charge, by writing to the AXA Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 9, 2004

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the AXA Premier VIP Trust (“Trust”) dated May 1, 2003, which may be obtained without charge by calling Equitable toll free at 1-866-231-8585 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST	2

THE PORTFOLIOS	2

THE ALLOCATION PORTFOLIOS	5

ADDITIONAL INVESTMENT STRATEGIES AND RISKS	7

MANAGEMENT OF THE TRUST	32

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES	37

INVESTMENT MANAGEMENT AND OTHER SERVICES	37

BROKERAGE ALLOCATION AND OTHER STRATEGIES	50

PROXY VOTING POLICIES AND PROCEDURES	54

PURCHASE AND PRICING OF SHARES	54

TAXATION	56

OTHER INFORMATION	60

APPENDIX A	A-1

APPENDIX B	B-1

FINANCIAL STATEMENTS	F-1

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently consists of 16 portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

The Trust currently offers shares on behalf of each of the following portfolios: AXA Conservative Allocation Portfolio (“Conservative Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Portfolio”) (collectively, the “Allocation Portfolios”), AXA Premier VIP Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), AXA Premier VIP Large Cap Core Portfolio (“Large Cap Core Equity Portfolio”), AXA Premier VIP Large Cap Value Portfolio (“Large Cap Value Portfolio”), AXA Premier VIP Small/Mid Cap Growth Portfolio (“Small/Mid Cap Growth Portfolio”), AXA Premier VIP Small/Mid Cap Value Portfolio (“Small/Mid Cap Value Portfolio”), AXA Premier VIP International Equity Portfolio (“International Equity Portfolio”), AXA Premier VIP Technology Portfolio (“Technology Portfolio”), AXA Premier VIP Health Care Portfolio (“Health Care Portfolio”), AXA Premier VIP Core Bond Portfolio (“Core Bond Portfolio”), AXA Premier VIP Aggressive Equity Portfolio (“Aggressive Equity Portfolio”) and AXA Premier VIP High Yield Portfolio (“High Yield Portfolio”) (together with the Allocation Portfolios, the “portfolios”). The Moderate, Aggressive Equity and High Yield Portfolios are successor portfolios to the EQ/Balanced Portfolio, EQ/Aggressive Stock Portfolio and EQ/High Yield Portfolio, respectively, each of which was a series of EQ Advisors Trust, another trust managed by The Equitable Life Assurance Society of the United States (“Equitable” or the “Manager”), and was reorganized into a corresponding series of the Trust on August 15, 2003. Each portfolio is a diversified portfolio, other than the Allocation Portfolios, Technology Portfolio and Health Care Portfolio, which are non-diversified portfolios.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

THE PORTFOLIOS

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment;

however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Small/Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Small/Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

High Yield Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in junk bonds, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities.

THE ALLOCATION PORTFOLIOS

Each Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2003 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 77.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 22.5% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio, except the Technology Portfolio, the Health Care Portfolio and the Allocation Portfolios, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio each have a policy regarding how 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving sixty (60) days’ written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio may engage in other types of investment strategies further described below. Each portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the

Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Convertible Securities.    (Large Cap Core Equity Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters and Inverse Floaters.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio and the Allocation Portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    The portfolios may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments.    Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and High Yield Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

To the extent that a portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any contracts the portfolio has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a portfolio’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Options on Securities.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Small/Mid Cap Growth Portfolio, Health Care Portfolio, Small Mid Cap Value Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the portfolios an amount equal to any dividends or interest received on loaned securities. The portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio’s sub-adviser to be of good standing and will not be made unless, in the judgment of Equitable, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) The portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. The portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    (Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio and Aggressive Equity Portfolio) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (Small/Mid Cap Growth Portfolio, Core Bond Portfolio and High Yield Portfolio) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Peter D. Noris* 1290 Avenue of the Americas, New York, New York (48)	Trustee and Chairman	From November 2001 to present	From May 1995 to present, Executive Vice President and Chief Investment Officer of AXA Financial, Inc.; from September 1999 to present, Executive Vice President and Chief Executive Officer of Equitable; from November 1995 to present, Executive Vice President of AXA Advisors, LLC.	79	Director of Alliance Capital Management L.P.; Director of AXA Alternative Advisors, Inc; Chairman and Trustee of AXA Premier Funds Trust; Chairman and Trustee of EQ Advisors Trust

Independent Trustees

Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (52)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	26	None

Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	26	None

Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (47)	Trustee	From November 2001 to present	Since 1991 Founder, Chief Investment Officer and Managing Director of Abacus Financial Group, a manager of fixed income portfolios for institutional clients.	26	None

Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York (56)	Trustee	From November 2001 to present	Since 1998 Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	26	None

*	Affiliated with the Portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 2003.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2003.

The Trust has a Valuation Committee consisting of Peter D. Noris (Interested Trustee), Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held forty-six (46) meetings during the fiscal year ended December 31, 2003.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $27,500, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $2,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each portfolio or Nominating and Compensation Committee meeting attended and (iv) $1,250 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2003*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust Paid to Trustees

Peter D. Noris**	$0	$0	$0

Gerald C. Crotty	$33,875	$0	$33,875

Barry Hamerling	$33,875	$0	$33,875

Cynthia R. Plouché	$33,875	$0	$33,875

Rayman L. Solomon	$33,875	$0	$33,875

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2003, Mr. Hamerling and Mr. Solomon had accrued $109,750 and $15,547, respectively (including interest) as deferred compensation from the Trust and AXA Premier Funds Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:

Peter D. Noris	[Small/Mid Cap Growth Portfolio Health Care Portfolio]	[$10,001 - $50,000 $10,001 - $50,000]	Over $100,000

Gerald C. Crotty	$0		$10,001—$50,000

Barry Hamerling	$0		Over $100,000

Cynthia R. Plouché	$0		Over $100,000

Rayman L. Solomon	$0		$10,001 – $50,000

*	As of December 31, 2003

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Steven M. Joenk 1290 Avenue of the Americas, New York, New York (45)	President and Chief Executive Officer	Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from 1996 to 1999, Managing Director of MeesPierson.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (48)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.

*	Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (42)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from October 1999 to February 2001, Assistant Vice President of AXA Financial; from October 1996 to October 1999, Director — Fund Administration, Prudential Investments.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (45)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (42)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (36)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.

Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York (35)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and Equitable; from May 2002 to May 2003, Counsel of AXA Financial and Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (33)	Compliance Officer	From September 2002 to present	From May 2002 to present, Compliance Director and Assistant Vice President of AXA Financial and Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 99% of the Trust’s shares as of March 31, 2004.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of the date of this SAI, no persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio.

As of March 31, 2004, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (the “Management Agreements”). At a meeting held on July 24, 2003, the Board of Trustees re-approved a Management Agreement with respect to each portfolio except Aggressive Equity Portfolio, High Yield Portfolio and the Allocation Portfolios. The Board of Trustees approved an amendment to the Management Agreement with respect to Aggressive Equity Portfolio and High Yield Portfolio and a new Management Agreement with respect to the Allocation Portfolios at a meeting held on May 28, 2003. In approving the Management Agreements, the Board of Trustees considered the following factors: the nature, quality and extent of the services provided by the Manager, each portfolio’s performance record as compared to a peer group of funds and an appropriate index, the Manager’s personnel and operations, the Manager’s financial condition, the level and method of computing each portfolio’s management fee, comparative fee and expense information for each of the portfolios versus similar mutual funds, the profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the portfolios, the effect of each portfolio’s growth and size on the portfolio’s performance and expenses, and any possible conflicts of interest. The Trustees also considered the nature, quality and extent of services provided by affiliates of the Manager, including distribution services. Based on its consideration and review of the foregoing information, the Board of Trustees determined that each portfolio is likely to benefit from the nature and quality of the services expected to be provided by the Manager and its affiliates, as well as their ability to render such services based on their experience, operations and resources. The Board of Trustees also determined that each portfolio’s historical performance record compared reasonably to its peer group and benchmark. The Board of Trustees further determined that the fee and expense information for each portfolio compared reasonably to similar mutual funds; that the level and method of computing each portfolio’s management fee, as well as the profitability of the Trust to the Manager, was reasonable in light of the extent and quality of the services expected to be provided by the Manager and its affiliates; and that the Management Agreements with the Manager were in the best interests of each portfolio and its shareholders.

The Management Agreement for the portfolios (other than the Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. The continuance of each Management Agreement, with respect to each portfolio, after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating portfolio assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager also has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Each portfolio pays a fee to the Manager as described below for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each portfolio (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2005 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectuses) of each portfolio are limited to the extent described in the Prospectuses.

Portfolio	Management Fee
Large Cap Growth Portfolio	0.90% of average daily net assets
Large Cap Core Equity Portfolio	0.90% of average daily net assets
Large Cap Value Portfolio	0.90% of average daily net assets
Small/Mid Cap Growth Portfolio	1.10% of average daily net assets
Small/Mid Cap Value Portfolio	1.10% of average daily net assets
International Equity Portfolio	1.05% of average daily net assets
Technology Portfolio	1.20% of average daily net assets
Health Care Portfolio	1.20% of average daily net assets
Core Bond Portfolio	0.60% of average daily net assets
Conservative Allocation Portfolio	0.10% of average daily net assets
Conservative-Plus Allocation Portfolio	0.10% of average daily net assets
Moderate Allocation Portfolio	0.10% of average daily net assets
Moderate-Plus Allocation Portfolio	0.10% of average daily net assets
Aggressive Allocation Portfolio	0.10% of average daily net assets

(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Aggressive Equity Portfolio	0.650%	0.600%	0.575%	0.550%	0.525%

	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
High Yield Portfolio	0.600%	0.575%	0.550%	0.530%	0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios to the Manager during the period ended December 31, 2002 and for the calendar year ended December 31, 2003. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended December 31, 2002 and the calendar year ended December 31, 2003, the Manager did not receive any reimbursement for the 11 portfolios comprising the Trust.

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$354,128	$63,085	$291,043
Large Cap Core Equity Portfolio	$240,398	$0	$247,010
Large Cap Value Portfolio	$401,960	$102,456	$299,504
Small/Mid Cap Growth Portfolio	$447,713	$159,558	$288,155
Small/Mid Cap Value Portfolio	$530,780	$250,201	$280,579
International Equity Portfolio	$269,568	$0	$300,658
Technology Portfolio	$146,281	$0	$233,940
Health Care Portfolio	$339,144	$128,499	$210,645
Core Bond Portfolio	$907,659	$439,744	$467,915
Moderate Portfolio**	$13,423,267	$13,294,525	$128,742
Aggressive Equity Portfolio**	$11,932,509	$11,932,509	$0
High Yield Portfolio**	$3,197,964	$3,197,964	$0

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by predecessor portfolio to the Manager.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$1,415,437	$1,059,226	$356,211
Large Cap Core Equity Portfolio	$810,359	$523,793	$286,566
Large Cap Value Portfolio	$1,418,234	$1,057,575	$360,659
Small/Mid Cap Growth Portfolio	$2,995,187	$2,722,777	$272,410
Small/Mid Cap Value Portfolio	$4,077,168	$3,849,368	$227,800
International Equity Portfolio	$967,597	$738,822	$228,775
Technology Portfolio	$699,933	$450,182	$249,751
Health Care Portfolio	$1,220,576	$1,133,454	$87,122
Core Bond Portfolio	$4,104,939	$2,992,048	$1,112,891
Conservative Portfolio*	$414	$0	$37,420
Conservative-Plus Portfolio*	$940	$0	$38,850
Moderate Portfolio**	$14,263,019	$11,182,232	$3,080,787
Moderate-Plus Portfolio*	$2,417	$0	$42,615
Aggressive Portfolio*	$641	$0	$37,956
Aggressive Equity Portfolio**	$11,378,789	$11,378,789	$0
High Yield Portfolio**	$5,932,640	$5,932,640	$0

*	No fees were paid by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.
**	Prior to their commencement of operations on August 15, 2003, reflects fees paid to Manager with respect to the predecessor portfolio.

Equitable and the officers of the Allocation Portfolios also serve as investment manager and officers, respectively, of the Underlying Portfolios. In addition, the trustees of the Allocation Portfolios also serve as trustees of certain Underling Portfolios. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Allocation Portfolios and the Underlying Portfolios. The trustees believe they have structured the Allocation Portfolios to address these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Allocation Portfolios will carefully analyze the situation and take all appropriate steps to address the potential conflicts.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. The Subadvisory Agreements obligate Alliance Capital Management L.P.; RCM Capital Management LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a “Sub-adviser,” and together the “Sub-advisers”) to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser’s ability to perform under its Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the portfolio, the Sub-adviser’s management style, the Sub-adviser’s performance record, the Sub-adviser’s current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-adviser’s compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Franklin Advisers, Inc. and Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Portfolio, Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Portfolio, and Marsico Capital Management, LLC on behalf of International Equity Portfolio (“New Sub-advisers”) the Board also considered: the extent to which each New Sub-adviser’s investment style compares to, or correlates with, those of other Sub-advisers for the portfolio and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser. Based on its consideration and review of the foregoing information, the Board determined that each portfolio is likely to benefit from the nature and quality of the services expected to be provided by each Sub-adviser, as well as their ability to render such services based on their management style, experience, operations and resources. The Board also determined that each Sub-adviser’s performance record compared reasonably to its peer group and benchmark. With respect to the New Sub-advisers, the Board further determined that each New Sub-adviser’s investment style compares well with those of the other Sub-advisers for the portfolio and that the costs associated with the transition of assets from the prior Sub-adviser to the New Sub-adviser were reasonable. Based on the above, the Board determined that the Subadvisory Agreement with each Sub-adviser with respect to its respective portfolio was in the best interests of the portfolio and its shareholders.

During the period ended December 31, 2002 and for the calendar year ended December 31, 2003, the Manager paid the following fees to each Sub-adviser with respect to the portfolios listed below pursuant to the Subadvisory Agreements:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$155,432
Large Cap Core Equity Portfolio	$105,510
Large Cap Value Portfolio	$178,551
Small/Mid Cap Growth Portfolio	$222,185
Small/Mid Cap Value Portfolio	$265,384
International Equity Portfolio	$125,959
Technology Portfolio	$79,917
Health Care Portfolio	$183,552
Core Bond Portfolio	$378,195
Moderate Portfolio**	$6,448,000
Aggressive Equity Portfolio**	$5,520,857
High Yield Portfolio**	$1,349,933

*	The portfolios commenced operations on December 31, 2001.
**	Reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$619,279
Large Cap Core Equity Portfolio	$352,787
Large Cap Value Portfolio	$620,445
Small/Mid Cap Growth Portfolio	$1,471,465
Small/Mid Cap Value Portfolio	$1,927,276
International Equity Portfolio	$447,777
Technology Portfolio	$380,428
Health Care Portfolio	$660,237
Core Bond Portfolio	$1,625,739
Moderate Portfolio*	$5,699,850
Aggressive Equity Portfolio*	$5,318,940
High Yield Portfolio*	$2,537,581

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to Large Cap Growth Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management (“Bernstein”) unit, serves as a Sub-adviser to Large Cap Core Equity Portfolio and International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority-owned by Equitable. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to Large Cap Growth Portfolio, Technology Portfolio and Health Care Portfolio. RCM is an indirect wholly owned subsidiary of Allianz

AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, RCM had approximately $33 billion in assets under management. The principal office of RCM is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to Large Cap Growth Portfolio and Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $90 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $151.5 billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to Large Cap Core Equity Portfolio. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $8.3 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to Large Cap Value Portfolio. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $12.4 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management (“MFS”) serves as a Sub-adviser to Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $140.3 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-Adviser to Small/Mid Cap Growth Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $6.2 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to Small/Mid Cap Growth Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly-traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, together with its affiliates, Franklin had approximately $336.7 billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $38.8 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to International Equity Portfolio. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $27.7 billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.

Marsico Capital Management, LLC (“Marsico”) servers as a Sub-adviser to International Equity Portfolio and Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $30.2 billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management. AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $149 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to Health Care Portfolio, Small Mid Cap Value Portfolio and Technology Portfolio. Wellington Management is an employee-owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had approximately $309.4 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-Adviser to Core Bond Portfolio and High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The portfolios, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-Adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per portfolio and, for portfolios with more than one sub-adviser, an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, Equitable relies on J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the period ended December 31, 2002 and for the calendar year ended December 31, 2003, the Trust, with respect to each portfolio, paid the following fees for administrative services:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Administration Fee
Large Cap Growth Portfolio	$201,185
Large Cap Core Equity Portfolio	$181,819
Large Cap Value Portfolio	$209,211
Small/Mid Cap Growth Portfolio	$203,256
Small/Mid Cap Value Portfolio	$214,696
International Equity Portfolio	$180,202
Technology Portfolio	$159,675
Health Care Portfolio	$184,132
Core Bond Portfolio	$340,639
Moderate Portfolio**	$881,182
Aggressive Equity Portfolio**	$810,263
High Yield Portfolio**	$210,353

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by predecessor portfolio to the Administrator.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Administration Fee
Large Cap Growth Portfolio	$379,696
Large Cap Core Equity Portfolio	$277,593
Large Cap Value Portfolio	$381,588
Small/Mid Cap Growth Portfolio	$552,396
Small/Mid Cap Value Portfolio	$701,321
International Equity Portfolio	$280,695
Technology Portfolio	$228,223
Health Care Portfolio	$295,508
Core Bond Portfolio	$1,150,128
Conservative Portfolio*	$16,291
Conservative-Plus Portfolio*	$17,081
Moderate Portfolio**	$3,245,983
Moderate-Plus Portfolio*	$19,296
Aggressive Portfolio*	$16,633
Aggressive Equity Portfolio**	$1,748,758
High Yield Portfolio**	$1,065,933

*	No fees for administrative services were paid by the Trust with respect to Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.
**	Prior to their commencement of operations on August 15, 2003, reflects fees paid for administrative services with respect to the predecessor portfolio.

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares (“Distribution Agreements”) were approved by its Board of Trustees at a Board meeting held on December 10, 2002. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Plan”). The Trust’s Class B shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and approved it.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Plan and any

Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the amounts paid by each portfolio to the Co-distributors pursuant to the Distribution Plan for the period ended December 31, 2003. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Large Cap Growth Portfolio	$164,750	$215,963	$380,713
Large Cap Core Equity Portfolio	$111,012	$105,567	$216,579
Large Cap Value Portfolio	$152,581	$232,729	$385,310
Small/Mid Cap Growth Portfolio	$237,395	$226,581	$463,976
Small/Mid Cap Value Portfolio	$253,764	$199,717	$453,481
International Equity Portfolio	$135,099	$84,289	$219,388
Technology Portfolio	$78,214	$56,405	$134,619
Health Care Portfolio	$137,202	$107,221	$244,423
Core Bond Portfolio	$618,105	$707,178	$1,325,283
Conservative Portfolio*	$970	$0	$970
Conservative-Plus Portfolio*	$2,250	$0	$2,250
Moderate Portfolio**	$1,620,355	$622,381	$2,242,736
Moderate-Plus Portfolio*	$5,778	$0	$5,778
Aggressive Portfolio*	$1,494	$0	$1,494
Aggressive Equity Portfolio**	$261,999	$182,585	$444,584
High Yield Portfolio**	$458,419	$950,546	$1,408,965

*	No fees were paid by the Trust to the Co-Distributors for Conservative, Conservative-Plus, Aggressive, Aggressive Equity and High Yield Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid to the Co-distributors with respect to the predecessor portfolio.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust’s shares.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios. For the fiscal year ended December 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable portfolio’s brokerage business to brokers that provided such research services.

During the period ended December 31, 2002 and for the calendar year ended December 31, 2003, each portfolio paid the amount indicated in brokerage commissions:

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$138,393
Large Cap Core Equity Portfolio	$105,096
Large Cap Value Portfolio	$280,954
Small/Mid Cap Growth Portfolio	$648,699
Small/Mid Cap Value Portfolio	$362,431
International Equity Portfolio	$90,165
Technology Portfolio	$129,635
Health Care Portfolio	$122,288
Core Bond Portfolio	$44,883
Moderate Portfolio**	$3,470,583
Aggressive Equity Portfolio**	$6,325,893
High Yield Portfolio**	$7,261

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects brokerage commissions paid by predecessor portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$297,360
Large Cap Core Equity Portfolio	$204,590
Large Cap Value Portfolio	$700,170
Small/Mid Cap Growth Portfolio	$1,969,898
Small/Mid Cap Value Portfolio	$1,712,369
International Equity Portfolio	$380,663
Technology Portfolio	$536,358
Health Care Portfolio	$402,067
Core Bond Portfolio	$66,125
Conservative Portfolio*	$0
Conservative-Plus Portfolio*	$0
Moderate Portfolio**	$4,225,582
Moderate-Plus Portfolio*	$0
Aggressive Portfolio*	$0
Aggressive Equity Portfolio**	$705,777
High Yield Portfolio**	$22,030

*	No fees were paid for brokerage commissions by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.
**	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the period ended December 31, 2002 and for the calendar year ended December 31, 2003, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-advisers to each portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2002*

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$4,822	1.72%	0.93%

Large Cap Growth Portfolio	Bernstein	$645	0.47%	0.35%

Large Cap Core Equity Portfolio	Bernstein	$17,571	16.72%	2.18%

Technology Portfolio	Bernstein	$238	0.18%	0.04%

Health Care Portfolio	Bernstein	$41	0.03%	0.01%

International Equity Portfolio	Bernstein	$290	0.32%	0.07%

Small/Mid Cap Value Portfolio	Bernstein	$1,697	0.47%	0.13%

	Cowen	$45	0.01%	0.01%

Small/Mid Cap Growth Portfolio	Bernstein	$815	0.13%	0.09%

Moderate Portfolio**	Bernstein	$144,059	5.91%	5.62%

	Merrill Lynch & Co., Inc.	$190,406	7.81%	6.70%

	Prudential-Bache Securities	$232	0.01%	0.01%

Aggressive Equity Portfolio**	Bernstein	$158,244	1.75%	1.53%

	Montgomery Securities	$279,411	3.09%	3.03%

*	The portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**	Reflects fees paid by the predecessor portfolio to the affiliated broker-dealers.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$10,763	1.54%	1.53%

Large Cap Growth Portfolio	Bernstein	$1,072	0.36%	0.33%

Large Cap Core Equity Portfolio	Bernstein	$28,196	13.78%	10.44%

Technology Portfolio	Bernstein	$4,589	0.86%	0.87%

Health Care Portfolio	Bernstein	$25	0.01%	0.00%

International Equity Portfolio	Bernstein	$1,864	0.49%	0.29%

Small/Mid Cap Value Portfolio	Bernstein	$2,395	0.14%	0.14%

Small/Mid Cap Growth Portfolio	Bernstein	$520	0.03%	0.03%

Moderate Portfolio*	Bernstein	$206,548	4.89%	1.86%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

Aggressive Equity Portfolio*	Bernstein	$24,086	0.34%	0.54%

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to Equitable as its investment manager. Because Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix B to this SAI.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the Allocation Portfolios are valued at their net asset value.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a portfolio invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a portfolio’s net asset value fairly reflects securities’ values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate entity. The Trust intends that each portfolio will elect to be, and will qualify each year to be treated as, a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such portfolio.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, the separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L or the Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of the assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”)), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the portfolio for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” stock index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Accountants

PricewaterhouseCoopers, LLP (“PwC”), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

Equitable serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Goodwin Procter LLP, 599 Lexington Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

A-1

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-2

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

A-3

APPENDIX B

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

RCM CAPITAL MANAGEMENT LLC

DESCRIPTION OF PROXY VOTING POLICY

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW’s philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

Corporate Governance

TCW Votes in Favor of:

•	Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

•	Proposals to repeal classified boards and elect all directors annually

•	Proposals to restore shareholder ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that seek to fix the size of the board

•	Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

•	Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

•	Proposals that request companies to adopt confidential voting

TCW Votes Against:

•	Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

•	Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors, or imposing a mandatory retirement age for outside directors

•	Proposals to eliminate entirely directors’ and officers’ liability for violating the duty of care

•	Indemnification proposals that expand coverage beyond what is customary

•	Proposals to classify boards of directors

•	Proposals that provide that directors may be removed only for cause

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals to eliminate cumulative voting

•	Proposals to restrict or prohibit shareholder ability to call special meetings

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

•	Proposals that give management the ability to alter the size of the board without shareholder approval

•	Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

•	Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

•	Votes on director nominees (other than when a vote is withheld as described above)

•	Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

•	Shareholder proposals asking that a majority of directors be independent

•	Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

•	Bundled or conditioned proxy proposals

•	Proposals to establish a shareholder advisory committee

Proxy Contests and Tender Offers

TCW Votes in Favor of:

•	Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

•	Shareholder proposals that ask a company to submit poison pills for shareholder ratification

•	Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments

•	Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

•	Shareholder proposals that would allow significant company shareholders equal access to management’s proxy material

TCW Votes Against:

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

•	Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

•	Votes in contested elections of directors

•	Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

•	Proposals to restore or permit cumulative voting

•	Shareholder proposals to redeem a company’s poison pill

•	Management proposals to ratify a poison pill

•	Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

•	Restructuring plans that involve the payment of pale greenmail

Capital Structure

TCW Votes in Favor of:

•	Management proposals to increase common share authorization for a stock split

•	Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

•	Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

•	Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•	Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

•	Management proposals to reduce the par value of common stock

•	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

•	Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

•	Proposals to increase the number of shares of common stock authorized for issue

•	Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

•	Proposals to increase the number of blank check preferred shares

•	Shareholder proposals that seek preemptive rights

•	Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

•	Proposals to create tracking stock

Executive and Director Compensation

TCW Votes in Favor of:

•	Shareholder proposals that seek additional disclosure of executive and director pay information

•	Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

•	Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

•	Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

•	Votes with respect to compensation plans

•	Management proposals seeking approval to reprice options

•	Votes on stock-based plans for directors

•	Votes on employee stock purchase plans

•	Shareholder proposals that seek to limit executive and director pay

•	Proposals to ratify or cancel golden or tin parachutes

Miscellaneous Issues

TCW Votes in Favor of:

•	Proposals to change a corporate name

•	Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

•	Proposals regarding charitable contributions

•	Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

•	Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

Conflict Resolution

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW’s philosophy of referring discretionary votes to its portfolio managers, TCW’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW’s Proxy Voting Manager. TCW clients will also soon be able to access TCW’s proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW’s Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING SUMMARY

Janus Capital Management LLC (“Janus”) votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus has developed proxy voting guidelines (the “Janus Guidelines”) that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus’ portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Upon request, on an annual basis, Janus will provide its clients with the proxy voting record for that client’s account.

PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•	Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•	After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•	Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•	Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

•	Thornburg Investment Management will abstain from voting on all social issues.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

INSTITUTIONAL CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital Corporation (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES DESCRIPTION

The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by MFS Investment Management (“MFS”) have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS’ fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the “Guidelines”) that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS’ corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

MFS’	policies include:

A.	Voting Guidelines;

B.	Administrative Procedures; and

C.	Records Retention and Reports.

A.    VOTING GUIDELINES

The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

Non-Salary Compensation Programs

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that — within the circumstances of the environment within which the issuers operate  — the proposal is consistent with the best long-term economic interests of the MFS Funds.

Foreign Issuers—Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

3.    Gathering Proxies

MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

6.    Monitoring System

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

C.    RECORDS RETENTION AND REPORTS

MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

Provident Investment Counsel (PIC) has recently adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these new policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained, Institutional Shareholder Services (“ISS”), to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies ISS of this delegation, thereby enabling ISS to automatically receive proxy information. AXA Rosenberg monitors ISS to assure that the proxies are being properly voted and appropriate records are being retained.

ISS will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

4.	AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients

Disclosure

AXA Rosenberg will provide a copy of these policies and procedures on the AXA Rosenberg website (www.axarosenbergfunds.com) and will include a copy of these policies and procedures in its Form ADV Part II. Additionally, AXA Rosenberg will disclose in its Form ADV Part II that clients may contact AXA Rosenberg via email or by telephone in order to obtain information on how AXA Rosenberg voted such client’s proxies, and to request a copy of these procedures and policies. If a client with a separate account requests this information, AXA Rosenberg will prepare a written response to the client that lists among other matters, with respect to each voted proxy of which the client has inquired: the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

Summary Proxy Voting Policy

The fundamental policy of Bank of Ireland Asset Management Limited and the BIAM group of companies (“BIAM”) is to vote all proxies in the clients’ best interests. BIAM seeks to achieve this result by voting in the manner that, it believes, is most likely to maximize total return to the client as an investor in the securities being voted.

BIAM has adopted and implemented written proxy voting policies and procedures (“Policies”) for voting specific types of proposals.

BIAM’s proxy voting decisions are made by the Asset Managers. The Portfolio Construction Department is responsible for the communication of voting decisions between the Asset Managers and BIAM’s proxy voting agent (the “Agent”). The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of the decision to all relevant parties.

BIAM has established a Proxy Voting Committee (“Committee”) to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review the Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with the Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any potential material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes.

Should a material conflict of interest arise, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines (as may be amended from time to time); (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or “mirror vote,” if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote “present” for purposes of a quorum; or (5) take other action appropriate under the circumstances.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM.

These Policies may be changed from time to time. A copy of BIAM’s proxy voting policies and procedures, or information on how BIAM voted proxies on your behalf is available on request. Please contact Bank of Ireland Asset Management (U.S.) Limited, Attn: Client Services Department, 75 Holly Hill Lane, Greenwich, CT 06830.

MARSICO CAPITAL MANAGEMENT, LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

•	MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

•	Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

•	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

•	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and sit on the board’s audit, compensation or nominating committee;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to reprice underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote.

The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Directors/Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Proxy Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICY

INTRODUCTION

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,

B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

AUDITED FINANCIAL STATEMENTS OF ACQUIRING PORTFOLIO

The following tables set forth the Portfolio of Investments as of December 31, 2003, the Statement of Assets and Liabilities as of December 31, 2003, and the Statement of Operations for the twelve month period ended December 31, 2003 for the Acquiring Portfolio.

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.1%)
Household Durables (0.4%)
Sony Corp.	13,800	$477,727

Internet Retail (2.6%)
eBay, Inc.*^	38,900	2,512,551
InterActiveCorp*^	18,545	629,232

		3,141,783

Media (3.1%)
COX Communications, Inc.,
Class A*^	25,910	892,599
Pixar, Inc.*^	12,515	867,164
Time Warner, Inc.*	115,425	2,076,496

		3,836,259

Total Consumer Discretionary		7,455,769

Financials (0.1%)
Diversified Financials (0.1%)
Ameritrade Holding Corp.*	12,801	180,110

Industrials (2.8%)
Aerospace & Defense (1.0%)
Raytheon Co.	42,180	1,267,087

Commercial Services & Supplies (1.1%)
Cendant Corp.*	51,700	1,151,359
Sabre Holdings Corp.	8,500	183,515

		1,334,874

Electrical Equipment (0.5%)
American Power Conversion Corp.	10,500	256,725
Varian Semiconductor Equipment Associates, Inc.*	7,900	345,151

		601,876

Industrial Conglomerates (0.2%)
Tyco International Ltd.	8,450	223,925

Total Industrials		3,427,762

Information Technology (87.7%)
Application Software (13.4%)
Autodesk, Inc.	6,520	160,262
BEA Systems, Inc.*	123,345	1,517,143
Business Objects S.A. (ADR)*^	29,200	1,012,364
Cadence Design Systems, Inc.*	11,200	201,376
Citrix Systems, Inc.*	17,780	377,114
CompuCom Systems, Inc.*	2,500	13,100
Electronic Arts, Inc.*	37,825	1,807,278
Embarcadero Technologies, Inc.*	1,300	20,735
Intuit, Inc.*	2,000	105,820
Mercury Interactive Corp.*	34,115	1,659,354
Red Hat, Inc.*	153,000	2,871,810
SAP AG (ADR)^	79,860	3,318,982
Siebel Systems, Inc.*	66,850	927,209
Symantec Corp.*	56,740	1,966,041
Trend Micro, Inc.*	14,700	394,350

		16,352,938

Computer Hardware (3.6%)
Dell, Inc.*	60,075	2,040,147
Hewlett-Packard Co.	103,709	2,382,196

		4,422,343

Computer Storage & Peripherals (5.6%)
Electronics for Imaging, Inc.*	7,600	197,752
EMC Corp.*	121,790	1,573,527
Lexar Media, Inc.*	26,850	467,996
Maxtor Corp.*	88,100	977,910
McData Corp., Class B*	61,200	583,236
Network Appliance, Inc.*	35,210	722,861
SanDisk Corp.*^	26,680	1,631,215
Seagate Technology*^	16,380	309,582
Western Digital Corp.*	34,530	407,109

		6,871,188

Electronic Equipment & Instruments (4.2%)
Agilent Technologies, Inc.*	74,095	2,166,538
AU Optronics Corp. (ADR)^	23,600	281,312
Flextronics International Ltd.*^	109,040	1,618,154
Photon Dynamics, Inc.*	4,330	174,239
RF Micro Devices, Inc.*	73,600	739,680
Sharp Corp.	8,200	129,385

		5,109,308

Internet Software & Services (8.9%)
aQuantive, Inc.^	20,080	205,820
Cognizant Technology Solutions Corp.*^	11,996	547,497
DoubleClick, Inc.*^	64,678	661,009
MicroStrategy, Inc., Class A*^	12,360	648,653
NetFlix, Inc.*^	4,580	250,480
Retek, Inc.*	64,770	601,066
SINA Corp.*^	32,700	1,103,625
Softbank Corp.	16,800	514,174
Sohu.com, Inc.*^	42,640	1,279,626
VeriSign, Inc.*^	83,910	1,367,733
Yahoo Japan Corp.*	41	550,900
Yahoo!, Inc.*	70,780	3,197,133

		10,927,716

IT Consulting & Services (3.6%)
Accenture Ltd., Class A*	32,500	855,400
BISYS Group, Inc.*	20,300	302,064
Computer Sciences Corp.*	15,300	676,719
First Data Corp.	40,000	1,643,600
NCR Corp.*	21,300	826,440
webMethods, Inc.*	14,300	130,845

		4,435,068

Networking Equipment (5.5%)
Brocade Communications Systems, Inc.*	43,300	250,274

Cisco Systems, Inc.*	231,728	5,628,673
Foundry Networks, Inc.*	29,214	799,295
Juniper Networks, Inc.*	2,150	40,162

		6,718,404

Office Electronics (0.2%)
Canon, Inc.	4,500	209,527

Semiconductor Equipment (5.3%)
Applied Materials, Inc.*	55,317	1,241,867
ASE Test Ltd.*	29,000	434,130
ASML Holding N.V. (N.Y. Shares)*^	83,541	1,674,997

Emulex Corp.*	14,600	389,528
KLA-Tencor Corp.*	22,470	1,318,315
Marvell Technology Group Ltd.*	11,230	425,954
Teradyne, Inc.*^	23,610	600,874
Tokyo Electron Ltd.	5,000	379,770

		6,465,435

Semiconductors (18.7%)
Altera Corp.*	113,305	2,572,023
Amkor Technology, Inc.*^	12,954	235,892
Analog Devices, Inc.*	20,400	931,260
ChipPAC, Inc., Class A*^	98,985	751,296
Cypress Semiconductor Corp.*^	27,467	586,695
Fairchild Semiconductor International, Inc., Class A*^	50,180	1,252,995
Intel Corp.	56,394	1,815,887
National Semiconductor Corp.*^	30,950	1,219,740
NEC Electronics Corp.*	6,200	453,560
PMC-Sierra, Inc.*	12,460	251,069

F-1

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2003

	Number of Shares	Value (Note 1)
Power Integrations, Inc.*	10,610	$355,011
QLogic Corp.*	1,600	82,560
Samsung Electronics Co., Ltd. (GDR)§	10,886	2,046,568
Silicon Laboratories, Inc.*	12,300	531,606
Skyworks Solutions, Inc.*	24,500	213,150
STMicroelectronics N.V. (N.Y. shares)	54,304	1,466,751
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*^	237,134	2,428,252
Texas Instruments, Inc.	84,135	2,471,886
United Microelectronics Corp. (ADR)*^	124,940	618,453
Xilinx, Inc.*	68,050	2,636,257

		22,920,911

Systems Software (9.3%)
Adobe Systems, Inc.	27,525	1,081,732
Cognos, Inc.*	14,400	440,928
Computer Associates International, Inc.	12,400	339,016
Microsoft Corp.	158,490	4,364,815
Network Associates, Inc.*	40,090	602,954
Novell, Inc.*	67,200	706,944
Oracle Corp.*	118,950	1,570,140
VERITAS Software Corp.*^	62,790	2,333,276

		11,439,805

Telecommunications Equipment (9.4%)
Adtran, Inc.	12,400	384,400
Alcatel S.A. (ADR)*^	30,308	389,458
Amdocs Ltd.*	57,968	1,303,121
Comverse Technology, Inc.*	70,510	1,240,271
Corning, Inc.*	176,825	1,844,285
Motorola, Inc.	113,480	1,596,663
Nokia OYJ (ADR)^	66,760	1,134,920
Nortel Networks Corp.*	79,200	335,016
QUALCOMM, Inc.	27,445	1,480,109
Sycamore Networks, Inc.*	63,700	333,788
Telefonktiebolaget LM Ericsson (ADR)*	22,500	398,250
UTStarcom, Inc.*^	30,086	1,115,288

		11,555,569

Total Information Technology		107,428,212

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
Plantronics, Inc.*	5,700	186,105

Total Common Stocks (96.9%)
(Cost $106,717,420)		118,677,958

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Short-Term Investments of Cash Collateral for Securities Loaned (17.5%)
American Express Centurion GC, 1.11%, 1/5/04	699,509	699,509
Bank Nederlandse Gemeenten BNG, 1.11%, 3/31/04	874,386	874,386
Chase Credit Card Master Trust, Series 97-1A 1.16%, 2/17/04 (l)	349,810	349,810
CIC N.Y., 1.12%, 1/12/04	874,386	874,386
Concord Minutemen C.C. LLC, Series A 1.11%, 1/16/04	697,503	697,503
Credit Suisse First Boston USA, Inc., 1.29%, 3/29/04 (l)	699,526	699,526
Fortis Bank, London, 1.11%, 3/31/04	874,386	874,386
Goldman Sachs Group LP, 1.16%, 4/5/04 (l)	874,386	874,386
Greenwich Capital, 1.07%, 1/2/04	10,492,631	10,492,631
Hartford Life, 1.20%, 12/31/04 (l)	279,803	279,803
Lehman Brothers, Inc., 1.18%, 3/31/04 (l)	122,414	122,414
Mizuho Securities USA, Inc., 1.03%, 1/2/04	574,944	574,944
New York Life Insurance, 1.28%, 3/21/04 (l)	874,386	874,386
Security Life of Denver Insurance Co., 1.27%, 3/31/04 (l)	874,386	874,386
SWIFT, Series 01-A7 A, 1.16%, 3/15/04 (l)	491,516	491,516
Thames Asset Global Securities, 1.11%, 1/20/04	348,773	348,773
Tulip Funding, 1.13%, 2/26/04	767,462	767,462
Wachovia Bank N.A., 1.06%, 11/15/04 (l)	665,123	665,123

		21,435,330

Time Deposit (5.0%)
J.P. Morgan Chase Nassau, 0.43%, 1/2/04	6,147,713	6,147,713

Total Short-Term Debt Securities (22.5%)
(Amortized Cost $27,583,043)		27,583,043

Total Investments (119.4%)
(Cost/Amortized Cost $134,300,463)		146,261,001
Other Assets Less Liabilities (-19.4%)		(23,706,795)

Net Assets (100%)		$122,554,206

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2003

Distribution of Investments by Global Region

As a Percentage of Total Investments

Bermuda	1.0%
Canada	0.5
Cayman Islands	0.2
China	1.6
Finland	0.8
France	1.0
Germany	2.3
Japan	2.1
Netherlands	1.1
Singapore	1.1
South Korea	1.4
Sweden	0.3
Switzerland	1.0
Taiwan	2.6
United Kingdom	0.9
United States**	82.1

100.0%

*	Non-income producing.
**	Includes Short-Term Debt Securities of 18.9%.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2003, these securities amounted to $1,113,148 or 0.91% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2003.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Options written for the year ended December 31, 2003, were as follows:

	Total Number of Contracts	Total Premiums Received
Options outstanding—January 1, 2003	76	$17,579
Options written	455	107,933
Options terminated in closing purchase transactions	(471)	(111,404)
Options expired	(12)	(3,692)
Options exercised	(48)	(10,416)

Options outstanding—December 31, 2003	—	$—

Investment security transactions for the year ended December 31, 2003 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$167,779,497
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	95,199,506

As of December 31, 2003, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,250,761
Aggregate gross unrealized depreciation	(1,006,615)

Net unrealized appreciation	$10,244,146

Federal income tax cost of investments	$136,016,855

At December 31, 2003, the Portfolio had loaned securities with a total value of $21,103,133. This was secured by collateral of $21,435,330 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2003, the Portfolio incurred approximately $4,589 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $1,838,571 during 2003.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments at value (Cost $134,300,463)	$146,261,001
Receivable for securities sold	862,625
Receivable from Separate Accounts for Trust shares sold	761,218
Dividends, interest and other receivables	30,986
Other assets	56,046

Total assets	147,971,876

LIABILITIES
Overdraft payable	353
Collateral held for loaned securities	21,435,330
Payable for securities purchased	3,778,838
Investment management fees payable	95,268
Administrative fees payable	26,738
Distribution fees payable - Class B	22,836
Trustees’ fees payable	428
Payable to Separate Accounts for Trust shares redeemed	144
Accrued expenses	57,735

Total liabilities	25,417,670

NET ASSETS	$122,554,206

Net assets were comprised of:
Paid in capital	$108,883,794
Accumulated overdistributed net investment income	(20,560)
Accumulated undistributed net realized gain	1,730,596
Unrealized appreciation on investments	11,960,376

Net assets	$122,554,206

Class A
Net asset value, offering and redemption price per share, $9,302,889 / 1,049,260 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.87

Class B
Net asset value, offering and redemption price per share, $113,251,317 / 12,839,685 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $3,691 foreign withholding tax)	$115,498
Interest	19,854
Securities lending (net)	11,014

Total income	146,366

EXPENSES
Investment management fees	699,933
Administrative fees	228,223
Custodian fees	171,665
Distribution fees - Class B	134,619
Professional fees	40,196
Printing and mailing expenses	32,646
Trustees’ fees	5,092
Miscellaneous	5,995

Gross expenses	1,318,369
Less: Waiver of investment management fees	(249,751)
Fees paid indirectly	(89,046)

Net expenses	979,572

NET INVESTMENT LOSS	(833,206)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	9,542,939
Options written	52,871
Foreign currency transactions	(19,522)

Net realized gain	9,576,288

Change in unrealized appreciation (depreciation) on:
Securities	14,000,866
Options written	(799)
Foreign currency translations	(164)

Net change in unrealized appreciation	13,999,903

NET REALIZED AND UNREALIZED GAIN	23,576,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,742,985

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(833,206)	$(170,227)
Net realized gain (loss) on investments and foreign currency transactions	9,576,288	(4,087,407)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,999,903	(2,039,527)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,742,985	(6,297,161)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(232,768)	—
Class B	(2,711,737)	—

TOTAL DISTRIBUTIONS	(2,944,505)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,259,033 and 367,820 shares, respectively ]	10,141,066	2,761,334
Capital shares issued in reinvestment of distributions [ 27,064 and 0 shares, respectively ]	232,768	—
Capital shares repurchased [ (514,311) and (102,014) shares, respectively ]	(4,171,751)	(648,104)

Total Class A transactions	6,202,083	2,113,230

Class B
Capital shares sold [ 16,966,022 and 5,808,886 shares, respectively ]	129,394,684	40,391,506
Capital shares issued in reinvestment of distributions [ 316,897 and 0 shares, respectively ]	2,711,737	—
Capital shares repurchased [ (8,263,889) and (1,999,899) shares, respectively ]	(59,086,801)	(12,906,904)

Total Class B transactions	73,019,620	27,484,602

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	79,221,703	29,597,832

TOTAL INCREASE IN NET ASSETS	99,020,183	23,300,671
NET ASSETS:
Beginning of year	23,534,023	233,352

End of year (a)	$122,554,206	$23,534,023

(a) Includes accumulated overdistributed net investment income of	$(20,560)	$(27,138)

See Notes to Financial Statements

AXA PREMIER VIP TRUST

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Class A		Class B
	Year Ended December 31,		Year Ended December 31,
	2003	2002(c)	2003	2002(c)
Net asset value, beginning of year	$5.76	$10.00	$5.74	$10.00

Income from investment operations:
Net investment loss	(0.05)	(0.08)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.38	(4.16)	3.36	(4.17)

Total from investment operations	3.33	(4.24)	3.30	(4.26)

Less distributions:
Distributions from net realized gains	(0.22)	—	(0.22)	—

Net asset value, end of year	$8.87	$5.76	$8.82	$5.74

Total return	58.24%	(42.50)%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,303	$1,597	$113,251	$21,937
Ratio of expenses to average net assets after waivers and reimbursements	1.60%	1.60%	1.85%	1.85%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly	1.45%	1.48%	1.70%	1.73%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly	2.03%	3.52%	2.28%	3.77%
Ratio of net investment loss to average net assets after waivers and reimbursements	(1.35)%	(1.29)%	(1.60)%	(1.54)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly	(1.20)%	(1.17)%	(1.45)%	(1.42)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly	(1.78)%	(3.21)%	(2.03)%	(3.46)%
Portfolio turnover rate	169%	154%	169%	154%
Effect of expense limitation during the year:
Per share benefit to net investment loss	$0.02	$0.13	$0.02	$0.13

(c)	Net investment income and capital changes are based on monthly average shares outstanding.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

Note 1    Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware business trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with nine diversified Portfolios, none of which are presented in these financial statements, and seven non-diversified Portfolios, one of which is presented in these financial statements (the “Portfolio”). The investment manager to the Portfolio is Equitable Life Assurance Society of the United States (“Equitable” or the “Manager”). The day-to-day portfolio management of the Portfolio is provided by one or more investment sub-advisers (each an “Adviser”). On November 29, 2001, Equitable contributed $100,000 in initial seed capital to the Trust. On December 31, 2001, additional seed capital of $2,000,000 was contributed by Equitable to the Trust, and $71,000,000 of seed capital was contributed on January 2, 2002. On January 2, 2002, the Trust commenced public offering of its shares.

The Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets.

The Trust has the right to issue two classes of shares, Class A and Class B. The Class B shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States, an indirect wholly-owned subsidiary of AXA, and Equitable of Colorado, Inc. (“EOC”), as well as insurance companies that are not affiliated with Equitable or EOC and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class A of the Portfolio.

The investment objectives of the Portfolio are as follows:

AXA Premier VIP Technology Portfolio (advised by RCM Capital Management LLC (formerly Dresdner RCM Global Investors LLC), Firsthand Capital Management, Inc. and Wellington Management Company, LLP) — Seeks to achieve long-term growth of capital. Effective December 12, 2003, Wellington replaced Alliance as an Adviser for the AXA Premier VIP Technology Portfolio.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reposted trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees.

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are valued at representative quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The Portfolio did not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statement of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2003 as follows:

Portfolio:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Premier VIP Technology	$839,784	$(839,788)	$4

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2003 to December 31, 2003, the Portfolio elected to defer until January 1, 2004 for U.S. Federal income tax purposes net capital and net currency losses.

Portfolio:	Net Currency Loss	Net Capital Loss
AXA Premier VIP Technology	$1,253	$—

Fees Paid Indirectly:

For the Portfolio, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. For the year ended December 31, 2003, the Portfolio reduced expenses under these arrangements as follows:

Portfolios:	Amount
AXA Premier VIP Technology	$89,046

Securities Lending:

For the Portfolio, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank (“JPMorgan”), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolio and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as securities lending income. At December 31, 2003, the cash collateral received by the Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. The Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Portfolio’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet its obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Portfolio are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio enters into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Notional principal

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into an investment management agreement (the “Management Agreements”) with Equitable. The Management Agreement for the Portfolio obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for the portfolio: (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters: (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the year ended December 31, 2003, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for the Portfolio, calculated daily and payable monthly as follows:

Portfolio:	Management Fee
AXA Premier VIP Technology	1.20% of average daily net assets

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the Portfolio to: (i) continuously furnish investment programs for the Portfolio; (ii) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolio, including the fees of the Advisers of the Portfolio.

Note 3 Administrative Fees

Pursuant to an administrative agreement, Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space,

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per Portfolio and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Pursuant to a sub-administration arrangement with Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4 Custody Fees

JPMorgan, an affiliate of J.P. Morgan Investors Services Co., serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”), both indirect wholly-owned subsidiaries of Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class A and Class B shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Distribution Plan”). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust’s Class B shares for which it provides service. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class B shares. The Trust’s Class A shares are not subject to such fees.

Note 6 Expense Limitation

Pursuant to a contract, Equitable has agreed to make payments or waive its fees to limit the expenses of the Portfolio through April 30, 2004 (“Expense Reimbursement Agreement”). Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan) for the Portfolio are limited to:

Portfolio:
AXA Premier VIP Technology	1.60%

At December 31, 2003, under the Expense Limitation Agreement, the amount that would be recoverable from the Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolio:	2004	2005	2006
AXA Premier VIP Technology	$29,111	$233,940	$249,751	$512,802

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2003

Note 7 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2003, the total amount deferred by the Trustees participating in the Plan was $125,297.

Note 8 Percentage of Ownership

At December 31, 2003, Equitable held investments in the Portfolio as follows:

Portfolio:	Percentage of Ownership
AXA Premier VIP Technology	4.94%

Report of Independent Auditors

To the Trustees and Shareholders of

AXA Premier VIP Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position presented, constituting one of the 16 portfolios of AXA Premier VIP Trust (the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 13, 2004

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2003, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Premier VIP Technology Portfolio. . . .	1.22%	$—	$—	$—

AUDITED FINANCIAL STATEMENTS OF ACQUIRED PORTFOLIO

The following tables set forth the Portfolio of Investments as of December 31, 2003, the Statement of Assets and Liabilities as of December 31, 2003, and the Statement of Operations for the twelve month period ended December 31, 2003 for the Acquired Portfolio.

EQ ADVISORS TRUST

EQ/TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (5.9%)
Household Durables (0.4%)
Sony Corp.	39,500	$1,367,407

Internet Retail (2.5%)
eBay, Inc.*	107,880	6,967,969
InterActiveCorp.*	49,195	1,669,186

		8,637,155

Media (3.0%)
COX Communications, Inc., Class A*	68,740	2,368,093
Pixar, Inc.*	33,205	2,300,774
Time Warner, Inc.*	311,455	5,603,076

		10,271,943

Total Consumer Discretionary		20,276,505

Financials (0.1%)
Diversified Financials (0.1%)
Ameritrade Holding Corp.*	37,300	524,811

Industrials (2.8%)
Aerospace & Defense (1.0%)
Raytheon Co.	111,900	3,361,476

Commercial Services & Supplies (1.1%)
Cendant Corp.*	146,300	3,258,101
Sabre Holdings Corp.	24,900	537,591

		3,795,692

Electrical Equipment (0.5%)
American Power Conversion Corp.	30,900	755,505
Varian Semiconductor Equipment Associates, Inc.*	23,300	1,017,977

		1,773,482

Industrial Conglomerates (0.2%)
Tyco International Ltd.	24,200	641,300

Total Industrials		9,571,950

Information Technology (88.6%)
Application Software (13.3%)
Autodesk, Inc.	18,500	454,730
BEA Systems, Inc.*	336,115	4,134,215
Business Objects S.A. (ADR)*	77,460	2,685,538
Cadence Design Systems, Inc.*	32,900	591,542
Citrix Systems, Inc.*	51,000	1,081,710
CompuCom Systems, Inc.*	7,100	37,204
Electronic Arts, Inc.*	100,350	4,794,723
Embarcadero Technologies, Inc.*	3,900	62,205
Intuit, Inc.*	6,000	317,460
Mercury Interactive Corp.*	94,930	4,617,395
Red Hat, Inc.*	440,300	8,264,431
SAP AG (ADR)	217,180	9,026,001
Siebel Systems, Inc.*	192,500	2,669,975
Symantec Corp.*	156,560	5,424,804
Trend Micro, Inc.*	43,000	1,153,541

		45,315,474

Computer Hardware (3.7%)
Dell, Inc.*	173,900	5,905,644
Hewlett-Packard Co.	294,100	6,755,477

		12,661,121

Computer Storage & Peripherals (5.7%)
Electronics for Imaging, Inc.*	22,100	575,042
EMC Corp.*	340,135	4,394,544
Lexar Media, Inc.*	77,900	1,357,797
Maxtor Corp.*	259,500	2,880,450
McData Corp., Class B*	177,800	1,694,434
Network Appliance, Inc.*	102,700	2,108,431
SanDisk Corp.*	70,775	4,327,184
Seagate Technology*	47,400	895,860
Western Digital Corp.*	99,800	1,176,642

		19,410,384

Electronic Equipment & Instruments (4.1%)
Agilent Technologies, Inc.*	202,760	5,928,702
AU Optronics Corp. (ADR)	68,700	818,904
Flextronics International Ltd.*	289,270	4,292,767
Photon Dynamics, Inc.*	12,480	502,195
RF Micro Devices, Inc.*	216,600	2,176,830
Sharp Corp.	24,000	378,688

		14,098,086

Internet Software & Services (9.3%)
aQuantive, Inc.	58,200	596,550
Cognizant Technology Solutions Corp.*	35,400	1,615,656
DoubleClick, Inc.*	187,400	1,915,228
MicroStrategy, Inc., Class A*	35,800	1,878,784
NetFlix, Inc.*	13,500	738,315
Retek, Inc.*	186,900	1,734,432
SINA Corp.*	94,600	3,192,750
Softbank Corp.	47,700	1,459,886
Sohu.com, Inc.*	124,200	3,727,242
VeriSign, Inc.*	243,200	3,964,160
Yahoo Japan Corp.*	119	1,598,955
Yahoo!, Inc.*	203,100	9,174,027

		31,595,985

IT Consulting & Services (3.8%)
Accenture Ltd., Class A*	95,700	2,518,824
BISYS Group, Inc.*	59,900	891,312
Computer Sciences Corp.*	45,200	1,999,196
First Data Corp.	117,700	4,836,293
NCR Corp.*	61,900	2,401,720
webMethods, Inc.*	42,100	385,215

		13,032,560

Networking Equipment (5.5%)
Brocade Communications Systems, Inc.*	127,600	737,528
Cisco Systems, Inc.*	643,335	15,626,607
Foundry Networks, Inc.*	83,900	2,295,504
Juniper Networks, Inc.*	6,100	113,948

		18,773,587

Office Electronics (0.2%)
Canon, Inc.	13,000	605,300

Semiconductor Equipment (5.2%)
Applied Materials, Inc.*	150,355	3,375,470
ASE Test Ltd.*	80,000	1,197,600
ASML Holding N.V. (N.Y. Shares)*	226,957	4,550,488
Emulex Corp.*	42,400	1,131,232
KLA-Tencor Corp.*	62,055	3,640,767
Marvell Technology Group Ltd.*	32,600	1,236,518
Teradyne, Inc.*	62,635	1,594,061
Tokyo Electron Ltd.	14,800	1,124,120

		17,850,256

Semiconductors (18.9%)
Altera Corp.*	307,125	6,971,738
Amkor Technology, Inc.*	37,100	675,591
Analog Devices, Inc.*	60,200	2,748,130
ChipPAC, Inc., Class A*	262,590	1,993,058
Cypress Semiconductor Corp.*	80,000	1,708,800
Fairchild Semiconductor International, Inc., Class A*	145,200	3,625,644
Intel Corp.	151,835	4,889,087
National Semiconductor Corp.*	89,400	3,523,254
NEC Electronics Corp.*	18,400	1,346,048
PMC-Sierra, Inc.*	36,600	737,490
Power Integrations, Inc.*	30,300	1,013,838

EQ ADVISORS TRUST

EQ/TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2003

	Number of Shares	Value (Note 1)
QLogic Corp.*	4,900	$252,840
Samsung Electronics Co., Ltd. (GDR) (Frankfurt Exchange)§	60	11,355
Samsung Electronics Co., Ltd. (GDR) (London Exchange)	31,321	5,888,348
Silicon Laboratories, Inc.*	35,730	1,544,251
Skyworks Solutions, Inc.*	70,600	614,220
STMicroelectronics N.V. (N.Y. shares)	159,884	4,318,467
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	645,155	6,606,387
Texas Instruments, Inc.	228,515	6,713,771
United Microelectronics Corp. (ADR)*	370,700	1,834,965
Xilinx, Inc.*	186,420	7,221,911

		64,239,193

Systems Software (9.3%)
Adobe Systems, Inc.	73,025	2,869,882
Cognos, Inc.*	42,400	1,298,288
Computer Associates International, Inc.	35,700	976,038
Microsoft Corp.	436,790	12,029,197
Network Associates, Inc.*	115,700	1,740,128
Novell, Inc.*	193,900	2,039,828
Oracle Corp.*	323,600	4,271,520
VERITAS Software Corp.*	173,070	6,431,281

		31,656,162

Telecommunications Equipment (9.6%)
Adtran, Inc.	35,500	1,100,500
Alcatel S.A. (ADR)*	87,400	1,123,090
Amdocs Ltd.*	159,800	3,592,304
Comverse Technology, Inc.*	205,300	3,611,227
Corning, Inc.*	492,725	5,139,122
Motorola, Inc.	327,800	4,612,146
Nokia OYJ (ADR)	195,300	3,320,100
Nortel Networks Corp.*	233,100	986,013
QUALCOMM, Inc.	72,810	3,926,643
Sycamore Networks, Inc.*	184,200	965,208
Telefonktiebolaget LM Ericsson (ADR)*	65,100	1,152,270
UTStarcom, Inc.*	87,500	3,243,625

		32,772,248

Total Information Technology		302,010,356

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
Plantronics, Inc.*	16,600	541,990

Total Common Stocks (97.6%)
(Cost $297,815,696)		332,925,612

	Principal Amount
SHORT-TERM DEBT SECURITIES:
Time Deposit (3.0%)
J.P. Morgan Chase Nassau, 0.43%, 1/2/04 (Amortized Cost $10,089,996)	$10,089,996	10,089,996

Total Investments (100.6%)
(Cost/Amortized Cost $307,905,692)		343,015,608
Other Assets Less Liabilities (-0.6%)		(2,061,912)

Net Assets (100%)		$340,953,696

Distribution of Investments by Global Region

As a Percentage of Total Investments

Bermuda	1.3%
Canada	0.7
Cayman Islands	0.3
China	2.0
Finland	1.0
France	1.1
Germany	2.6
Japan	2.6
Netherlands	1.3
Singapore	1.3
South Korea	1.7
Sweden	0.3
Switzerland	1.3
Taiwan	3.1
United Kingdom	1.0
United States**	78.4

100.0%

*	Non-income producing.
**	Includes Short-term Debt Securities of 2.9%.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2003, these securities amounted to $11,355 or less than 0.01% of net assets.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2003

Investment security transactions for the year ended December 31, 2003 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$539,397,244
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	498,459,363

As of December 31, 2003, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,247,563
Aggregate gross unrealized depreciation	(3,546,069)

Net unrealized appreciation	$19,701,494

Federal income tax cost of investments	$323,314,114

For the year ended December 31, 2003, the Portfolio incurred approximately $30,509 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $248,851,604, of which $5,952,642 expires in the year 2008, $66,421,957 expires in the year 2009, $150,823,988 expires in the year 2010, and $25,653,017 expires in the year 2011.

See Notes to Financial Statements

EQ ADVISORS TRUST

EQ/TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments at value (Cost $307,905,692)	$343,015,608
Cash	409,930
Receivable for securities sold	2,612,689
Receivable from Separate Accounts for Trust shares sold	381,568
Dividends, interest and other receivables	130,774
Other assets	258,676

Total assets	346,809,245

LIABILITIES
Payable for securities purchased	4,662,813
Payable to Separate Accounts for Trust shares redeemed	813,639
Investment management fees payable	236,120
Distribution fees payable - Class IB	68,220
Administrative fees payable	11,341
Trustees’ fees payable	4,272
Accrued expenses	59,144

Total liabilities	5,855,549

NET ASSETS	$340,953,696

Net assets were comprised of:
Paid in capital	$570,909,112
Accumulated overdistributed net investment income	(4,061)
Accumulated undistributed net realized loss	(265,060,768)
Unrealized appreciation on investments	35,109,413

Net assets	$340,953,696

Class IA
Net asset value, offering and redemption price per share, $15,775,496 / 3,645,511 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.33

Class IB
Net asset value, offering and redemption price per share, $325,178,200 / 75,880,849 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $13,553 foreign withholding tax)	$649,698
Interest	90,507
Securities lending (net)	42,143

Total income	782,348

EXPENSES
Investment management fees	2,424,288
Distribution fees - Class IB	639,282
Administrative fees	109,385
Printing and mailing expenses	50,701
Professional fees	40,841
Custodian fees	40,807
Trustees’ fees	4,355
Miscellaneous	5,488

Gross expenses	3,315,147
Less: Waiver of investment management fees	(250,323)
Fees paid indirectly	(407,798)

Net expenses	2,657,026

NET INVESTMENT LOSS	(1,874,678)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	8,634,818
Foreign currency transactions	(64,641)

Net realized gain	8,570,177

Change in unrealized appreciation (depreciation) on:
Securities	89,505,877
Foreign currency translations	(503)

Net change in unrealized appreciation	89,505,374

NET REALIZED AND UNREALIZED GAIN	98,075,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,200,873

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,874,678)	$(2,395,566)
Net realized gain (loss) on investments and foreign currency transactions	8,570,177	(166,968,372)
Net change in unrealized appreciation on investments and foreign currency translations	89,505,374	24,201,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,200,873	(145,162,328)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,032,354 and 7,386,909 shares, respectively ]	10,969,823	31,833,150
Capital shares repurchased [ (3,131,653) and (8,445,261) shares, respectively ]	(11,419,767)	(35,550,308)

Total Class IA transactions	(449,944)	(3,717,158)

Class IB
Capital shares sold [ 38,180,492 and 30,923,939 shares, respectively ]	137,203,844	116,773,254
Capital shares repurchased [ (27,593,864) and (29,254,819) shares, respectively ]	(98,235,406)	(106,741,909)

Total Class IB transactions	38,968,438	10,031,345

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	38,518,494	6,314,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,719,367	(138,848,141)
NET ASSETS:
Beginning of year	206,234,329	345,082,470

End of year (a)	$340,953,696	$206,234,329

(a) Includes accumulated overdistributed net investment income of	$(4,061)	$(1,947)

EQ ADVISORS TRUST

EQ/TECHNOLOGY PORTFOLIO:

FINANCIAL HIGHLIGHTS

	Class IA					Class IB
	Year Ended December 31,			May 1, 2000* to December 31,		Year Ended December 31,			May 1, 2000* to December 31,
	2003	2002	2001	2000		2003	2002	2001	2000
Net asset value, beginning of period	$3.01	$5.06	$6.68	$10.00		$2.99	$5.04	$6.67	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.01		(0.02)	(0.03)	(0.03)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	(2.02)	(1.61)	(3.33)		1.32	(2.02)	(1.60)	(3.33)

Total from investment operations	1.32	(2.05)	(1.62)	(3.32)		1.30	(2.05)	(1.63)	(3.33)

Less distributions:
Dividends from net investment income	—	—	— #	—		—	—	— #	—

Net asset value, end of period	$4.33	$3.01	$5.06	$6.68		$4.29	$2.99	$5.04	$6.67

Total return (b)	43.85%	(40.51)%	(24.24)%	(33.20)%		43.48%	(40.67)%	(24.43)%	(33.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,775	$11,263	$24,326	$22,880		$325,178	$194,971	$320,756	$275,140
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.76%	0.88%	N/A	N/A		1.01%	1.13%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.99%	1.00%	0.98%	0.96	%(c)	1.24%	1.25%	1.23%	1.21	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.61)%	(0.71)%	(0.31)%	0.25	%(c)	(0.86)%	(0.96)%	(0.56)%	(0.00	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.47)%	(0.69)%	N/A	N/A		(0.72)%	(0.94)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.70)%	(0.81)%	(0.39)%	0.18	%(c)	(0.95)%	(1.06)%	(0.64)%	(0.07	)%(c)
Portfolio turnover rate	194%	80%	41%	49%		194%	80%	41%	49%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$—	#	$—	$— #	$— #	$—

*	Commencement of Operations
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

Note 1 Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with twenty-seven diversified portfolios, none of which are presented in these financial statements, and three non-diversified portfolios, one of which is presented in these financial statements (the “Portfolio”).

The EQ/Technology Portfolio (formerly named EQ/Alliance Technology Portfolio) employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2003, the Trust had Class IA and Class IB shares outstanding for the Portfolio. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States (“Equitable”), an indirect wholly-owned subsidiary of AXA, and Equitable of Colorado, Inc. (“EOC”), as well as insurance companies that are not affiliated with Equitable or EOC and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Technology Portfolio (formerly known as EQ/Alliance Technology Portfolio).

The investment objectives of the Portfolio are as follows:

EQ/Technology Portfolio (advised by RCM Capital Management LLC (formerly Dresdner RCM Global Investors LLC) (“RCM”), Firsthand Capital Management, Inc. (“Firsthand”) and Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio’s objective. Effective December 12, 2003, RCM, Firsthand and Wellington replaced Alliance as Advisers for the EQ/Technology Portfolio.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reposted trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees.

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Board of Trustees.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolio did not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statement of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns and mergers. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2003 as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Technology	$1,872,564	$64,637	$(1,937,201)

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1,

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

2003 to December 31, 2003, the Portfolio elected to defer until January 1, 2004 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

	Net Currency Loss	Net Capital Loss
EQ/Technology	$—	$800,743

Fees Paid Indirectly:

For the Portfolio, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected on the Statement of Operations. For the year ended December 31, 2003, the Portfolio reduced expenses under these arrangements as follows:

Portfolio:	Amount
EQ/Technology	$407,798

Securities Lending:

For the Portfolio, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank (“JPMorgan”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as securities lending income. At December 31, 2003, the cash collateral received by the Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. The Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolio are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio enters into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

the Statement of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into an investment management agreement (the “Management Agreement”) with Equitable (the “Manager”). The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of the Portfolio’s assets; (ii) select and contract with investment sub-advisers (“Advisers”) to manage the investment operations and composition of the Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2003, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for the Portfolio, calculated daily and payable monthly as follows:

Equity Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Technology	0.900%	0.850%	0.825%	0.800%	0.775%

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the Portfolio to: (i) continuously furnish investment programs for the Portfolio; (ii) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolio, including the fees of the Advisers of the Portfolio.

Note 3 Administrative Fees

Equitable serves as Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays Equitable an annual fee payable monthly per the following fee schedule:

Fixed Charge

$30,000 for each Portfolio and for each portion of the Portfolio for which separate administrative services are provided. (e.g. portions of a Portfolio allocated to separate Advisers). Currently, Equitable is waiving the sleeve level portion.

Total Trust Average Net Asset Charge

0.0400 of 1% on the first $3.0 billion

0.0300 of 1% on the next $3.0 billion

0.0250 of 1% on the next $4.0 billion

0.0225 of 1% in excess of $10.0 billion

Pursuant to a sub-administration arrangement with Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2003

Note 4 Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5 Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. The Trust’s Class IA shares are not subject to such fees.

Note 6 Expense Limitation

In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) of the Portfolio is limited to:

0.90% of average daily net assets of the

EQ/Technology Portfolio

The Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the percentage stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2003, the Manager received $1,094,783 in reimbursement. At December 31, 2003, under the Expense Limitation Agreement, the amount that would be recoverable from the Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolio:	2004	2005	2006
EQ/Technology	$269,579	$260,306	$250,323	$780,208

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2003

Note 7 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2003, the total amount deferred by the Trustees participating in the Plan was $921,886.

Report of Independent Auditors

To the Trustees and Shareholders of

EQ Advisors Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position presented, constituting one of the 30 portfolios of EQ Advisors Trust (the “Trust”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 13, 2004

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2003, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolio	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Technology	$—	$—	$—	$—

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth pro forma Portfolio of Investments as of December 31, 2003, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2003, and the pro forma condensed Statement of Operations for the twelve month period ended December 31, 2003 for the Acquired Portfolio and the Acquiring Portfolio as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the Portfolios as of December 31, 2003, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is not expected, however, that the Acquired Portfolio or Acquiring Portfolio will be required to sell any of the Acquired Portfolio’s assets in connection with the Reorganization.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Pro Forma Portfolio of Investments

As of December 31, 2003

EQ/Technology Portfolio Shares	AXA Premier VIP Technology Portfolio Shares	Pro Forma VIP Technology Portfolio Shares	Description	EQ/Technology Portfolio Market Value	AXA Premier VIP Technology Portfolio Market Value	Pro Forma AXA Premier VIP Technology Portfolio Market Value**
			COMMON STOCKS:
			Aerospace & Defense
111,900	42,180	154,080	RAYTHEON COMPANY	$3,361,476	$1,267,087	$4,628,563

			Application Software
18,500	6,520	25,020	AUTODESK INC	454,730	160,262	614,992
336,115	123,345	459,460	BEA SYSTEMS INC*	4,134,215	1,517,144	5,651,359
77,460	29,200	106,660	BUSINESS OBJECTS S.A. (ADR)*^	2,685,538	1,012,364	3,697,902
32,900	11,200	44,100	CADENCE DESIGN SYS INC*	591,542	201,376	792,918
51,000	17,780	68,780	CITRIX SYSTEMS INC*	1,081,710	377,114	1,458,824
7,100	2,500	9,600	COMPUCOM SYSTEMS INC*	37,204	13,100	50,304
100,350	37,825	138,175	ELECTRONIC ARTS INC*	4,794,723	1,807,279	6,602,002
3,900	1,300	5,200	EMBARCADERO TECHNOLOGIES INC*	62,205	20,735	82,940
6,000	2,000	8,000	INTUIT INC*	317,460	105,820	423,280
94,930	34,115	129,045	MERCURY INTERACTIVE CORP*	4,617,395	1,659,354	6,276,749
440,300	153,000	593,300	RED HAT INC*	8,264,431	2,871,810	11,136,241
217,180	79,860	297,040	SAP AG-SPONSORED (ADR)	9,026,001	3,318,982	12,344,983
192,500	66,850	259,350	SIEBEL SYSTEMS INC*	2,669,975	927,210	3,597,185
156,560	56,740	213,300	SYMANTEC CORP*	5,424,804	1,966,041	7,390,845
43,000	14,700	57,700	TREND MICRO INC*	1,153,541	394,350	1,547,891

				45,315,474	16,352,941	61,668,415

			Commercial Services & Supplies
146,300	51,700	198,000	CENDANT CORP*	3,258,101	1,151,359	4,409,460
24,900	8,500	33,400	SABRE HOLDINGS CORP	537,591	183,515	721,106

				3,795,692	1,334,874	5,130,566

			Computer Hardware
173,900	60,075	233,975	DELL INC*	5,905,644	2,040,147	7,945,791
294,100	103,709	397,809	HEWLETT-PACKARD CO	6,755,477	2,382,196	9,137,673

				12,661,121	4,422,343	17,083,464

			Computer Storage & Peripherals
22,100	7,600	29,700	ELECTRONICS FOR IMAGING*	575,042	197,752	772,794
340,135	121,790	461,925	EMC CORP/MASS*	4,394,544	1,573,527	5,968,071
77,900	26,850	104,750	LEXAR MEDIA INC*	1,357,797	467,996	1,825,793
259,500	88,100	347,600	MAXTOR CORP*	2,880,450	977,910	3,858,360
177,800	61,200	239,000	MCDATA CORPORATION— CL B*	1,694,434	583,236	2,277,670
102,700	35,210	137,910	NETWORK APPLIANCE INC*	2,108,431	722,861	2,831,292
70,775	26,680	97,455	SANDISK CORP*	4,327,184	1,631,215	5,958,399
47,400	16,380	63,780	SEAGATE TECHNOLOGY*	895,860	309,582	1,205,442
99,800	34,530	134,330	WESTERN DIGITAL CORP*	1,176,642	407,109	1,583,751

				19,410,384	6,871,188	26,281,572

			Diversified Financials
37,300	12,801	50,101	AMERITRADE HOLDING CORP*	524,811	180,110	704,921

			Diversified Telecommunication Services
16,600	5,700	22,300	PLANTRONICS INC*	541,990	186,105	728,095

			Electrical Equipment
30,900	10,500	41,400	AMERICAN POWER CONVERSION	755,505	256,725	1,012,230
23,300	7,900	31,200	VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.*	1,017,977	345,151	1,363,128

				1,773,482	601,876	2,375,358

			Electronic Equipment & Instruments
202,760	74,095	276,855	AGILENT TECHNOLOGIES INC*	5,928,702	2,166,538	8,095,240
68,700	23,600	92,300	AU OPTRONICS CORP.(ADR)	818,904	281,312	1,100,216
289,270	109,040	398,310	FLEXTRONICS INTL LTD*	4,292,767	1,618,154	5,910,921
12,480	4,330	16,810	PHOTON DYNAMICS INC*	502,195	174,239	676,434
216,600	73,600	290,200	RF MICRO DEVICES INC*	2,176,830	739,680	2,916,510
24,000	8,200	32,200	SHARP CORP	378,688	129,385	508,073

				14,098,086	5,109,308	19,207,394

			Household Durables
39,500	13,800	53,300	SONY CORP.	1,367,407	477,727	1,845,134

			IT Consulting & Services
95,700	32,500	128,200	ACCENTURE LTD-CL A*	2,518,824	855,400	3,374,224
59,900	20,300	80,200	BISYS GROUP INC/THE*	891,312	302,064	1,193,376
45,200	15,300	60,500	COMPUTER SCIENCES CORP*	1,999,196	676,719	2,675,915
117,700	40,000	157,700	FIRST DATA CORP	4,836,293	1,643,600	6,479,893
61,900	21,300	83,200	NCR CORPORATION*	2,401,720	826,440	3,228,160
42,100	14,300	56,400	WEBMETHODS INC*	385,215	130,845	516,060

				13,032,560	4,435,068	17,467,628

			Industrial Conglomerates
24,200	8,450	32,650	TYCO INTERNATIONAL LTD	641,300	223,925	865,225

			Internet Retail
107,880	38,900	146,780	EBAY INC*^	6,967,969	2,512,551	9,480,520
49,195	18,545	67,740	INTERACTIVECORP*^	1,669,186	629,232	2,298,418

				8,637,155	3,141,783	11,778,938

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Pro Forma Portfolio of Investments

As of December 31, 2003

EQ/ Technology Portfolio Shares	AXA Premier VIP Technology Portfolio Shares	Pro Forma VIP Technology Portfolio Shares	Description	EQ/ Technology Portfolio Market Value	AXA Premier VIP Technology Portfolio Market Value	Pro Forma AXA Premier VIP Technology Portfolio Market Value**
			Internet Software & Services
58,200	20,080	78,280	AQUANTIVE INC^	$596,550	$205,820	$802,370
35,400	11,996	47,396	COGNIZANT TECH SOLUTIONS CRP*^	1,615,656	547,497	2,163,153
187,400	64,678	252,078	DOUBLECLICK INC*^	1,915,228	661,009	2,576,237
35,800	12,360	48,160	MICROSTRATEGY INC-CL A*^	1,878,784	648,653	2,527,437
13,500	4,580	18,080	NETFLIX INC*^	738,315	250,480	988,795
186,900	64,770	251,670	RETEK INC*	1,734,432	601,066	2,335,498
94,600	32,700	127,300	SINA CORP*^	3,192,750	1,103,625	4,296,375
47,700	16,800	64,500	SOFTBANK CORP*	1,459,886	514,174	1,974,060
124,200	42,640	166,840	SOHU.COM INC*^	3,727,242	1,279,626	5,006,868
243,200	83,910	327,110	VERISIGN INC*^	3,964,160	1,367,733	5,331,893
119	41	160	YAHOO JAPAN CORP*	1,598,955	550,900	2,149,855
203,100	70,780	273,880	YAHOO! INC*	9,174,027	3,197,133	12,371,160

				31,595,985	10,927,716	42,523,701

			Media
68,740	25,910	94,650	COX COMMUNICATIONS INC-CL A*^	2,368,093	892,600	3,260,693
33,205	12,515	45,720	PIXAR INC*^	2,300,774	867,164	3,167,938
311,455	115,425	426,880	TIME WARNER INC*	5,603,075	2,076,496	7,679,571

				10,271,942	3,836,260	14,108,202

			Networking Equipment
127,600	43,300	170,900	BROCADE COMMUNICATIONS SYS*	737,528	250,274	987,802
643,335	231,728	875,063	CISCO SYSTEMS INC*	15,626,607	5,628,673	21,255,280
83,900	29,214	113,114	FOUNDRY NETWORKS INC*	2,295,504	799,295	3,094,799
6,100	2,150	8,250	JUNIPER NETWORKS INC*	113,948	40,162	154,110

				18,773,587	6,718,404	25,491,991

			Office Electronics
13,000	4,500	17,500	CANON INC	605,300	209,527	814,827

			Semiconductor Equipment
150,355	55,317	205,672	APPLIED MATERIALS INC*	3,375,470	1,241,867	4,617,337
80,000	29,000	109,000	ASE TEST LIMITED*	1,197,600	434,130	1,631,730
226,957	83,541	310,498	ASML HOLDING N.V.-(N.Y. SHARES)*^	4,550,488	1,674,997	6,225,485
42,400	14,600	57,000	EMULEX CORP*	1,131,232	389,528	1,520,760
62,055	22,470	84,525	KLA-TENCOR CORPORATION*	3,640,767	1,318,315	4,959,082
32,600	11,230	43,830	MARVELL TECHNOLOGY GROUP LTD*	1,236,518	425,954	1,662,472
62,635	23,610	86,245	TERADYNE INC*^	1,594,061	600,875	2,194,936
14,800	5,000	19,800	TOKYO ELECTRON LTD	1,124,121	379,770	1,503,891

				17,850,257	6,465,436	24,315,693

			Semiconductors
307,125	113,305	420,430	ALTERA CORPORATION*	6,971,738	2,572,024	9,543,761
37,100	12,954	50,054	AMKOR TECHNOLOGY INC*	675,591	235,892	911,483
60,200	20,400	80,600	ANALOG DEVICES*	2,748,130	931,260	3,679,390
262,590	98,985	361,575	CHIPPAC INC-A*	1,993,058	751,296	2,744,354
80,000	27,467	107,467	CYPRESS SEMICONDUCTOR CORP*	1,708,800	586,695	2,295,495
145,200	50,180	195,380	FAIRCHILD SEMICON INTERNATIO*	3,625,644	1,252,995	4,878,639
151,835	56,394	208,229	INTEL CORP	4,889,087	1,815,887	6,704,974
89,400	30,950	120,350	NATIONAL SEMICONDUCTOR CORP*	3,523,254	1,219,740	4,742,994
18,400	6,200	24,600	NEC ELECTRONICS CORP*	1,346,048	453,560	1,799,608
36,600	12,460	49,060	PMC—SIERRA INC*	737,490	251,069	988,559
30,300	10,610	40,910	POWER INTEGRATIONS INC*	1,013,838	355,011	1,368,849
4,900	1,600	6,500	QLOGIC CORP*	252,840	82,560	335,400
60	10,886	10,946	SAMSUNG ELECTRONICS— (GDR) (Frankfurt Exchange) (a)	11,355	2,046,568	2,057,923
31,321	—	31,321	SAMSUNG ELECTRONICS-GDR REGS	5,888,348	—	5,888,348
35,730	12,300	48,030	SILICON LABORATORIES INC*	1,544,251	531,606	2,075,857
70,600	24,500	95,100	SKYWORKS SOLUTIONS INC*	614,220	213,150	827,370
159,884	54,304	214,188	STMICROELECTRONICS NV-NY SHS	4,318,467	1,466,751	5,785,218
645,155	237,134	882,289	TAIWAN SEMICONDUCTOR-SP ADR*	6,606,387	2,428,252	9,034,639
228,515	84,135	312,650	TEXAS INSTRUMENTS INC	6,713,771	2,471,886	9,185,657
370,700	124,940	495,640	UNITED MICROELECTRONICS-ADR*	1,834,965	618,453	2,453,418
186,420	68,050	254,470	XILINX INC*	7,221,911	2,636,257	9,858,168

				64,239,193	22,920,912	87,160,105

			Systems Software
73,025	27,525	100,550	ADOBE SYSTEMS INC	2,869,883	1,081,733	3,951,616
42,400	14,400	56,800	COGNOS INC*	1,298,288	440,928	1,739,216
35,700	12,400	48,100	COMPUTER ASSOCIATES INTL INC	976,038	339,016	1,315,054
436,790	158,490	595,280	MICROSOFT CORP	12,029,197	4,364,815	16,394,012
115,700	40,090	155,790	NETWORK ASSOCIATES INC*	1,740,128	602,954	2,343,082
193,900	67,200	261,100	NOVELL INC*	2,039,828	706,944	2,746,772
323,600	118,950	442,550	ORACLE CORP*	4,271,520	1,570,140	5,841,660
173,070	62,790	235,860	VERITAS SOFTWARE CORP*	6,431,281	2,333,276	8,764,557

				31,656,163	11,439,806	43,095,969

			Telecommunications Equipment
35,500	12,400	47,900	ADTRAN INC	1,100,500	384,400	1,484,900
87,400	30,308	117,708	ALCATEL SA-SPONSORED ADR*	1,123,090	389,458	1,512,548
159,800	57,968	217,768	AMDOCS LTD*	3,592,304	1,303,121	4,895,425
205,300	70,510	275,810	COMVERSE TECHNOLOGY INC*	3,611,227	1,240,271	4,851,498
492,725	176,825	669,550	CORNING INC*	5,139,122	1,844,285	6,983,407
327,800	113,480	441,280	MOTOROLA INC	4,612,146	1,596,664	6,208,810
195,300	66,760	262,060	NOKIA CORP-SPON ADR	3,320,100	1,134,920	4,455,020
233,100	79,200	312,300	NORTEL NETWORKS CORP*	986,013	335,016	1,321,029
72,810	27,445	100,255	QUALCOMM INC	3,926,643	1,480,109	5,406,752
184,200	63,700	247,900	SYCAMORE NETWORKS INC*	965,208	333,788	1,298,996
65,100	22,500	87,600	TELEFONKTIEBOLAGET LM ERICSSON (ADR)*	$1,152,270	$398,250	$1,550,520
87,500	30,086	117,586	UTSTARCOM INC*	3,243,625	1,115,288	4,358,913

				32,772,248	11,555,570	44,327,818

			Total Common Stocks
			(Cost $297,815,696, $106,717,420 and $404,533,116 respectively)	332,925,613	118,677,966	451,603,579

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Pro Forma Portfolio of Investments

As of December 31, 2003

EQ/Technology Portfolio Shares	AXA Premier VIP Technology Portfolio Shares	Pro Forma VIP Technology Portfolio Shares	Description	EQ/Technology Portfolio Market Value	AXA Premier VIP Technology Portfolio Market Value	Pro Forma AXA Premier VIP Technology Portfolio Market Value**
Prinipal Amount	Prinipal Amount	Prinipal Amount
			SHORT-TERM DEBT SECURITIES:
			Short-Term Investments of Cash Collateral for Securities Loaned
$—	$699,509	$699,509	American Express Centurion GC, 1.11%, 1/5/04	—	699,509	699,509
—	874,386	874,386	Bank Nederlandse Gemeenten BNG, 1.11%, 3/31/04	—	874,386	874,386
—	349,810	349,810	Chase Credit Card Master Trust, Series 97-1A 1.16%, 2/17/04 (I)	—	349,810	349,810
—	874,386	874,386	CIC N.Y., 1.12%, 1/12/04	—	874,386	874,386
—	697,503	697,503	Concord Minutemen C.C. LLC, Series A 1.11%, 1/16/04	—	697,503	697,503
—	699,526	699,526	Credit Suisse First Boston USA, Inc., 1.29%, 3/29/04 (I)	—	699,526	699,526
—	874,386	874,386	Fortis Bank, London, 1.11%, 3/31/04	—	874,386	874,386
—	874,386	874,386	Goldman Sachs Group LP, 1.16%, 4/5/04 (I)	—	874,386	874,386
—	10,492,631	10,492,631	Greenwich Capital, 1.07%, 1/2/04	—	10,492,631	10,492,631
—	279,803	279,803	Hartford Life, 1.20%, 12/31/04 (I)	—	279,803	279,803
—	122,414	122,414	Lehman Brothers, Inc. 1.18%, 3/31/04 (I)	—	122,414	122,414
—	574,944	574,944	Mizuho Securities USA, Inc., 1.03%, 1/2/04	—	574,944	574,944
—	874,386	874,386	New York Life Insurance, 1.28%, 3/31/04 (I)	—	874,386	874,386
—	874,386	874,386	Security Life of Denver Insurance Co., 1.27%, 3/31/04 (I)	—	874,386	874,386
—	491,516	491,516	SWIFT, Series 01-A7 A, 1.16%, 3/15/04 (I)	—	491,516	491,516
—	348,773	348,773	Thames Asset Global Securities, 1.11%, 1/20/04	—	348,773	348,773
—	767,462	767,462	Tulip Funding, 1.13%, 2/26/04	—	767,462	767,462
—	665,123	665,123	Wachovia Bank N.A., 1.06%, 11/15/04 (I)	—	665,123	665,123

				—	21,435,330	21,435,330

			Time Deposit
10,089,996	6,147,713	16,237,709	J.P. Morgan Chase Nassau, 0.43%, 1/2/04	10,089,996	6,147,713	16,237,709

			Total Short-Term Debt Securities
			(Amortized Cost $10,089,996, $27,583,043 and $37,673,039 respectively)	10,089,996	27,583,043	37,673,039

			Total Investment
			(Cost/Amortized Cost $307,905,692, $134,300,463 and $442,206,155 respectively)	$343,015,608	$146,261,001	$489,276,610

*	Non-income producing.
**	There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.
^	All, or a portion of security out on loan (Note 1).
(I)	Floating Rate Security. Rate disclosed is as of December 31, 2003.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2003, these securities amounted to $11,355, $1,113,148 and $1,124,503 and less than 0.01%, 0.91% and 0.24% of net assets respectively.

Glossary:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

Pro Forma AXA Premier VIP Technology Financials

As of December 31, 2003

	EQ/Technology	AXA Premier VIP Technology	Pro Forma Adjustments		Pro Forma AXA Premier VIP Technology
Statement of Assets and Liabilities
Assets
Investments at value	$343,015,608	$146,261,001	$—		$489,276,609
Cash	409,930	—	—		409,930
Receivable for securities sold	2,612,689	862,625	—		3,475,314
Receivable from Separate Accounts for Trust shares sold	381,568	761,218	—		1,142,786
Dividends, interest and other receivables	130,774	30,986	—		161,760
Other assets	258,676	56,046	—		314,722

Total assets	346,809,245	147,971,876	—		494,781,121

Liabilities
Overdraft payable	—	353			353
Payable for securities purchased	4,662,813	3,778,838	—		8,441,651
Payable to Separate Accounts for Trust shares redeemed	813,639	144	—		813,783
Collateral held for loaned securities	—	21,435,330	—		21,435,330
Investment management fees payable	236,120	95,268			331,388
Distribution fees payable—Class B	68,220	22,836	—		91,056
Administrative fees payable	11,341	26,738	—		38,079
Trustees’ fees payable	4,272	428	—		4,700
Accrued expenses	59,144	57,735	—		116,879

Total liabilities	5,855,549	25,417,670	—		31,273,219

Net Assets	$340,953,696	$122,554,206	$—		$463,507,902

Investments at cost	$307,905,692	$134,300,463	$—		$442,206,155

Components of Net Assets:
Paid in capital	$570,909,112	$108,883,794	$—		$679,792,906
Accumulated overdistributed net investment income	(4,061)	(20,560)	—		(24,621)
Accumulated undistributed net realized gain (loss)	(265,060,768)	1,730,596	—		(263,330,172)
Unrealized appreciation (depreciation) on investments and foreign currency translations	35,109,413	11,960,376	—		47,069,789

Net Assets	$340,953,696	$122,554,206	$—		$463,507,902

Class IA Shares:
Net Assets	$15,775,496	$9,302,889	$—		$25,078,385

Shares outstanding	3,645,511	1,049,260	(1,866,215	)(a)	2,828,556

Net asset value, offering and redemption price per share	$4.33	$8.87	$—		$8.87

Class IB Shares:
Net Assets	$325,178,200	$113,251,317	$—		$438,429,517

Shares outstanding	75,880,849	12,839,685	(39,014,296	)(a)	49,706,238

Net asset value, offering and redemption price per share	$4.29	$8.82	$—		$8.82

(a)	Reflects retired shares of the portfolio.

Pro Forma AXA Premier VIP Technology Financials

As of December 31, 2003

	EQ/Technology	AXA Premier VIP Technology	Pro Forma Adjustments		Pro Forma AXA Premier VIP Technology
Statement of Operations
Investment Income
Dividends	$649,698	$115,498	$—		$765,196
Interest	90,507	19,854	—		110,361
Securities lending (net)	42,143	11,014	—		53,157

Total income	782,348	146,366	—		928,714

Expenses
Investment management fees	2,424,288	699,933	812,068	(a)	3,936,289
Distribution fees—Class B	639,282	134,619	—		773,901
Administrative fees	109,385	228,223	294,428	(a)	632,036
Recoupment fees	—	—	346,560	(a)	346,560
Printing and mailing expenses	50,701	32,646	6,653		90,000
Professional fees	40,841	40,196	(26,037	)(b)	55,000
Custodian fees	40,807	171,665	(37,472	)(b)	175,000
Trustees' fees	4,355	5,092	(3,447	)(b)	6,000
Miscellaneous	5,488	5,995	(3,983	)(b)	7,500

Gross expenses	3,315,147	1,318,369	1,388,770		6,022,286
Less: Waiver of investment management fees	(250,323)	(249,751)	500,074	(a)	—
Fees paid indirectly	(407,798)	(89,046)	496,844		—

Net expenses	2,657,026	979,572	2,385,688		6,022,286

Net Investment Loss	(1,874,678)	(833,206)	(2,385,688)		(5,093,572)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Securities	8,634,818	9,542,939	—		18,177,757
Options written	—	52,871	—		52,871
Foreign currency transactions	(64,641)	(19,522)	—		(84,163)

Net realized gain	8,570,177	9,576,288	—		18,146,465

Change in unrealized appreciation (depreciation) on:
Securities	89,505,877	14,000,866	—		103,506,743
Options written	—	(799)	—		(799)
Foreign currency translations	(503)	(164)	—		(667)

Net change in unrealized appreciation	89,505,374	13,999,903	—		103,505,277

Net Realized and Unrealized Gain	98,075,551	23,576,191	—		121,651,742

Net Increase (Decrease) in Net Assets Resulting
From Operations	$96,200,873	$22,742,985	$(2,385,688)		$116,558,170

Foreign taxes withheld on dividends	$13,553	$3,691	$—		$17,244

(a)	Reflects adjustment in expenses due to effects of new contract rate.

(b)	Reflects adjustment in expenses due to elimination of duplicative services.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED — As of December 31, 2003)

NOTE 1 — BASIS OF COMBINATION:

On December 3, 2003 the Board of Trustees of the EQ Advisors Trust (the “Trust”) approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization”). The Reorganization contemplates the transfer of all assets of the EQ/Technology Portfolio (“EQ Technology Portfolio”) to the AXA Premier VIP Technology Portfolio (“VIP Technology Portfolio”) and the assumption by the VIP Technology Portfolio of all of the liabilities of the EQ Technology Portfolio in exchange for shares of the VIP Technology Portfolio having an aggregate value equal to the assets and liabilities of the EQ Technology Portfolio, and the subsequent liquidation of the EQ Technology Portfolio. The EQ Technology Portfolio’s annual contractual management fee equals 0.90% of average daily net assets. The VIP Technology Portfolio’s annual contractual management fee rate equals 1.20% of average daily net assets. The Equitable Life Assurance Society of the United States has agreed to waive or limit its fees and to assume other expenses of the VIP Technology Portfolio so that the total annual operating expenses are limited to 1.60% and 1.85% of the average daily net assets of Class IA and Class IB shares, respectively. The Reorganization is subject to EQ Technology Portfolio shareholder approval. A special meeting of shareholders of the EQ Technology Portfolio will be held on or about May 12, 2004.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2003. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ Technology Portfolio and the VIP Technology Portfolio at December 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the EQ Technology Portfolio and the VIP Technology Portfolio for the year ended December 31, 2003. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for the EQ Technology Portfolio and the VIP Technology Portfolio under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the VIP Technology Portfolio for pre-combination periods will not be restated.

The AXA Premier VIP Technology Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies,” and include in their order of relative importance:

a.)	Portfolio Management — The merged entity will be managed by the same investment advisers in the VIP Technology Portfolio.
b.)	Portfolio Composition — The portfolio composition of the merged entity will resemble the portfolio structure of the VIP Technology Portfolio.
c.)	Investment Objectives, Policies and Restrictions — The merged entity will have the same investment objective, policies and restrictions as the VIP Technology Portfolio.

NOTES TO PRO FORMA FINANCIAL STATEMENTS — (Continued)

(UNAUDITED — As of December 31, 2003)

d.)	Expense Structure and Expense Ratios — The merged entity will have the same expense structure and expense ratios as the VIP Technology Portfolio.

e.)	Asset Size — As of December 31, 2003 the VIP Technology Portfolio had net assets of $122.6 million and the EQ Technology Portfolio had net assets of $340.1.

The VIP Technology Portfolio has determined to be the accounting survivor in the Reorganization notwithstanding that the EQ Technology Portfolio has more assets, because the merged entity will (1) have the same historic investment advisers as the VIP Technology Portfolio (other than Wellington Management Company LLP, which began managing each Portfolio in December 2003), (2) have a portfolio composition that is more similar to the historic portfolio composition of the VIP Technology Portfolio, (3) have the same historic investment objective, policies and restrictions as the VIP Technology Portfolio, and (4) have the same expense structure and expense ratios as the VIP Technology Portfolio.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Statement of Additional Information for the AXA Premier VIP Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the AXA Premier VIP Trust: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reposted trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees.

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices

NOTES TO PRO FORMA FINANCIAL STATEMENTS — (Continued)

(UNAUDITED — As of December 31, 2003)

provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Board of Trustees.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation

NOTES TO PRO FORMA FINANCIAL STATEMENTS — (Continued)

(UNAUDITED — As of December 31, 2003)

methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The AXA Premier VIP Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash

NOTES TO PRO FORMA FINANCIAL STATEMENTS — (Continued)

(UNAUDITED — As of December 31, 2003)

sales transactions, mark-to market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns and mergers. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

NOTE 3 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the EQ Technology Portfolio by the VIP Technology Portfolio as of December 31, 2003. The number of additional shares issued was calculated by dividing the net asset value of Class IA and Class IB of the EQ Technology Portfolio by the net asset value per share of the corresponding class of shares of the VIP Technology Portfolio.

NOTE 4 — UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the VIP Technology Portfolio’s shares as if the merger had taken place on December 31, 2003.

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification pf Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

Section 7. Applicable Law. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or

(ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trusteees, agents or representatives, other than acts or ommissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Number 12(a)(iii) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a)(1)	Agreement and Declaration of Trust of Registrant. (1)

	(a)(2)	Certificate of Trust of Registrant. (1)

(2)	By-laws of Registrant. (1)

(3)	None other than provisions contained in Exhibit (a)(1) and (b).

(4)	Form of Agreement and Plan of Reorganization and Termination; filed herewith as Exhibit A to the AXA
Premier VIP Technology Portfolio Prospectus set forth as Part A to the Registration Statement on Form
N-14. (7)

(5)	Not Applicable.

(6)(a)(i)	Investment Management Agreement between Registrant and The Equitable Life Assurance Society of the United States (“Equitable”) dated as of November 30, 2001.(3)

(6)(a)(ii)	Amendment No. 1 dated June 30, 2003 to the Investment Management Agreement between Registrant and Equitable dated as of November 30, 2001. (6)

(6)(b)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors LLC (“Dresdner”) dated as of November 30, 2001 with respect to AXA Premier VIP Technology Portfolio. (6)

(6)(b)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Dresdner. (6)

(6)(c)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of July 31, 2003. (6)

(6)(c)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Firsthand dated as of July 30, 2000. (6)

(6)(d)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Wellington Management Company, LLP (“Wellington”) dated as of August 18, 2003. (6)

(6)(d)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between Equitable and Wellington dated as of August 18, 2003. (6)

(7)(a)(i)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of August 15, 2003 with respect to the Class A shares. (6)

(7)(a)(ii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of August 15, 2003 with respect to the Class B shares. (6)

(7)(a)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of August 15, 2003 with respect to the Class A shares. (6)

(7)(a)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of August 15, 2003 with respect to the Class B shares. (6)

(8)	Deferred Compensation Plan. (1)

(9)(a)(i)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001. (2)

(9)(a)(ii)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001. (6)

(10)(a)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant. (1)

(10)(b)	Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.(1)

(11)	Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered. (7)

(12)	Opinion of Kirkpatrick & Lockhart LLP as to tax matters. (to be filed)

(13)(a)	Mutual Fund Services Agreement between Registrant and Equitable dated as of November 30, 2001. (1)

(13)(b)(i)	Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002. (5)

(13)(b)(ii)	Amendment No. 1, dated as of June 30, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002. (6)

(13)(c)(i)	Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001. (1)

(13)(c)(ii)	Amendment No. 1, dated as of July 31, 2003 to the Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated December 3, 2003. (6)

(13)(c)(iii)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and Distributors dated as of August 15, 2003. (6)

(14)	Consent of PricewaterhouseCoopers LLP, independent public accountants. (filed herewith)

(15)	Not Applicable.

(16)(a)	Powers of Attorney. (1)

(16)(b)	Powers of Attorney. (3)

(16)(c)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski. (4)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).
(4)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).
(5)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).
6)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754)
(7)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 filed on March 9, 2004 (File No. 333-113409)

7

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the 1933 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act. This registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 8th day of April, 2004.

AXA Premier VIP Trust

By:	/s/ Steven M. Joenk*
Steven M. Joenk
President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk * Steven M. Joenk	President and Chief Executive Officer	April 8, 2004

/s/ Kenneth T. Kozlowski * Kenneth T. Kozlowski	Chief Financial Officer	April 8, 2004

/s/ Gerald C. Crotty * Gerald C. Crotty	Trustee	April 8, 2004

/s/ Barry Hamerling * Barry Hamerling	Trustee	April 8, 2004

/s/ Peter D. Noris * Peter D. Noris	Trustee	April 8, 2004

/s/ Cynthia R. Plouche * Cynthia R. Plouche	Trustee	April 8, 2004

/s/ Rayman L. Solomon * Rayman L. Solomon	Trustee	April 8, 2004

* By:	/s/ Patricia Louie
Patricia Louie
(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number. Description of Exhibit

(14)	Consent of PricewaterhouseCoopers LLP

(17)	Proxy Cards